  TABLE OF CONTENTS

Chairman's Letter...........................................           1
Review of Eclipse Funds
    Eclipse Ultra Short Term Income Fund....................           2
    Eclipse Balanced Fund...................................           5
    Eclipse Mid Cap Value Fund..............................           8
    Eclipse Small Cap Value Fund............................          11
Statements of Net Assets
    Eclipse Ultra Short Term Income Fund....................          15
    Eclipse Balanced Fund...................................          17
    Eclipse Mid Cap Value Fund..............................          21
    Eclipse Small Cap Value Fund............................          24
Statements of Operations....................................          30
Statements of Changes in Net Assets.........................          31
Notes to Financial Statements...............................          33
Financial Highlights
    Eclipse Ultra Short Term Income Fund....................          37
    Eclipse Balanced Fund...................................          38
    Eclipse Mid Cap Value Fund..............................          39
    Eclipse Small Cap Value Fund............................          40
Report of Independent Accountants...........................          41

                      (This page intentionally left blank)

  CHAIRMAN'S LETTER

The close of any year is a time for new beginnings. This is particularly true at Eclipse Funds, where we look forward to exciting developments in 2001. By the time you receive this report, the Eclipse Fund family will have expanded to include 18 Funds. Eclipse is now a division of New York Life Investment Management LLC, which is the investment advisor to Eclipse Funds. These developments have not changed the Funds in which you invest or the portfolio managers responsible for day-to-day investment decisions.

Looking back, the year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Short-term debt showed positive results, and Federal Reserve tightening moves in February, March, and May resulted in an inverted yield curve. Corporate bonds faced pressure in the first half of the year as interest rates rose--and even greater pressure when the economy began to slow in the second half of 2000.

Each Eclipse Fund uses a well-defined investment process that's consistently applied across all market environments. This allows you to focus on your long-range goals, while our portfolio managers pursue competitive returns regardless of where the markets may move.

This annual report outlines the specific events that affected your Eclipse Funds during the 12 months ended December 31, 2000. As we look to the future, we hope our growing Fund family will continue to help you pursue your investment goals.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001


--------------------------------------------------------------------------------

  REVIEW OF ECLIPSE ULTRA SHORT TERM INCOME FUND
  ECUIX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The year 2000 was a strong one for short-term bond investors, with one-year Treasury securities returning 6.78%. In an effort to slow economic growth and ward off inflation, the Federal Reserve raised the targeted federal funds rate three times in 2000--by 25 basis points in February, 25 basis points in March, and 50 basis points in May.

Although the rate increases were welcomed by short-term bond investors, a number of additional forces affected the bond markets in 2000. By mid-March, technology stocks had reached all-time high valuations and investors began to take profits, which led to a major sell-off in Nasdaq stocks.(1) The rapid drop in equity prices caused many investors to seek safety in bonds, particularly among investment-grade issues. At the same time, a Treasury buyback program helped draw additional funds into the government bond market, pushing prices up. Finally, as the economy slowed, investors anticipated future Federal Reserve easing, which caused prices to rise and yields to decline.

By year-end, the yield of the one-year Treasury bill was 5.36%, down 59 basis points from the prior year.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, Eclipse Ultra Short Term Income Fund returned 6.59%. This compared favorably with the 6.55% return for the average Lipper(2) ultra short obligations fund.

The Fund was rated five stars overall by Morningstar(3) from among 1,769 taxable bond funds as of December 31, 2000. The Fund was rated five stars for the three- and five-year periods ended December 31, 2000, from among 1,769 and 1,309 taxable bond funds, respectively.

Throughout the year, the Fund continued to select securities for the portfolio based on a combination of considerations, including credit quality, duration, maturity, and fundamental and technical factors affecting various industries and bond sectors. At the end of 2000, the average quality rating of securities in the Fund's portfolio was A as measured by Standard & Poor's,(4) and the portfolio's duration was 0.84 years.

Throughout the year, the Fund managed duration to pursue a high level of current income as markets shifted and the outlook for ultra short-term bonds changed. By using a laddered maturity schedule and holding bonds to maturity, the Fund was able to reinvest maturing assets throughout the year seeking to capture what we believed to be attractive yields. The Fund invested in short-term investment-grade debt obligations in a variety of sectors, including U.S. government, corporate, mortgage-backed, and asset-backed securities.

As the yield curve inverted during the year, we found attractive opportunities to capture higher yields, but as prices strengthened and yields declined in the second half of 2000, the portfolio felt the impact of shifting supply and demand dynamics.

LOOKING AHEAD

By the end of 2000, the market's anticipation of Federal Reserve easing had forced yields down. Given the economic outlook, we believe the Federal Reserve may initiate an easing policy that will extend well into 2001. While this will reduce the yields available on short-term bonds, it may create pricing anomalies that the Fund can utilize to its advantage.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

Wesley G. McCain
Joan M. Sabella
Portfolio Managers
New York Life Investment Management LLC

---------------
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
1 The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in


--------------------------------------------------------------------------------
2
  proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
2 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
3 Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and 10-year (if applicable) average annual returns in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of a fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
4 According to Standard & Poor's, debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. This credit rating is based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

----------------------------------------------------------
LARGEST INDUSTRY HOLDINGS--12/31/00  % OF ENTIRE PORTFOLIO
----------------------------------------------------------
Finance                                         17.69%
Federal Agencies                                14.57
Utilities                                       14.53
Process Industries                               9.88
Retail Trade                                     5.86
----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
              PERIODS ENDING DECEMBER 31, 2000
                                                                 ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      RISK(2)      RETURN/RISK
---------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(3,4)                      6.59%       5.73%         0.8            7.5
Lipper Ultra Short Obligations Funds Average(5)                6.55        5.62          0.4           13.8
3-Month Treasury Bill                                          6.18        5.37          0.2           27.0
1-Year Treasury Bill                                           7.10        5.80          0.7            8.6

---------------
Past performance is no guarantee of future results. Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception was 12/27/94; its annualized total return through
  12/31/00 was 6.06%.
4 Net of management fee waived and after expense reimbursement by manager:
  1.67%, 1.20%, 1.22%, 1.20%, 0.93% and 0.92% of average net assets from 1995 through 2000, respectively.
5 After all expenses.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
    ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED (12/27/94 TO
                                   12/31/00)

                            [PERFORMANCE LINE GRAPH]

                                                                                                           LIPPER ULTRA SHORT
                                                ECLIPSE ULTRA SHORT TERM                                    OBLIGATIONS FUNDS
                                                         INCOME                   1-YEAR T-BILL                  AVERAGE
                                                ------------------------          -------------            ------------------
Dec-94                                               $  10,000.00                 $  10,000.00                 $  10,000.00
Mar-95                                                  10,200.00                    10,250.00                    10,163.90
Jun-95                                                  10,453.00                    10,473.00                    10,342.80
Sep-95                                                  10,556.00                    10,622.00                    10,488.20
Dec-95                                                  10,784.00                    10,809.00                    10,655.90
Mar-96                                                  10,890.00                    10,926.00                    10,770.30
Jun-96                                                  11,018.00                    11,069.00                    10,899.00
Sep-96                                                  11,191.00                    11,239.00                    11,054.50
Dec-96                                                  11,375.00                    11,421.00                    11,215.50
Mar-97                                                  11,501.00                    11,551.00                    11,339.40
Jun-97                                                  11,707.00                    11,763.00                    11,519.40
Sep-97                                                  11,903.00                    11,954.00                    11,693.00
Dec-97                                                  12,083.00                    12,118.00                    11,852.80
Mar-98                                                  12,265.00                    12,292.00                    12,018.30
Jun-98                                                  12,448.00                    12,463.00                    12,177.60
Sep-98                                                  12,708.00                    12,724.00                    12,384.60
Dec-98                                                  12,842.00                    12,833.00                    12,495.10
Mar-99                                                  12,983.00                    12,976.00                    12,643.10
Jun-99                                                  13,074.00                    13,122.00                    12,755.90
Sep-99                                                  13,232.00                    13,287.00                    12,895.40
Dec-99                                                  13,371.00                    13,351.00                    13,054.70
Mar-00                                                  14,248.10                    14,337.00                    14,087.00
Jun-00                                                  14,248.10                    14,337.00                    14,087.00
Sep-00                                                  14,248.10                    14,337.00                    14,087.00
Dec-00                                                  14,248.10                    14,337.00                    14,087.00

Past performance is no guarantee of future results.

See footnote on page 3 for more information about Lipper Inc.

----------------------------------------------------------------------
            PER SHARE DIVIDEND INFORMATION--2000
----------------------------------------------------------------------
Income dividends                                              $0.6312
Short-term capital gain dividends                               --
Long-term capital gain dividends                                --
                                                              -------
Total 2000 dividends                                          $0.6312
                                                              =======
----------------------------------------------------------------------


--------------------------------------------------------------------------------
4

  REVIEW OF ECLIPSE BALANCED FUND
  EBALX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The stock market was highly volatile in 2000, with value outperforming growth at all capitalization levels. In an effort to slow the pace of economic growth and ward off inflation, the Federal Reserve raised the targeted federal funds rate three times--by 25 basis points in February, 25 basis points in March, and 50 basis points in May. By year end, it was apparent that the moves had begun to slow the economy, but the cost to growth investors was great. The technology-laden Nasdaq Index(1) dropped 55% from its high point in March and closed the year down 39% from where it began.

While "new economy" stocks were declining, undervalued "old economy" stocks with solid fundamentals generally advanced. The shift in market sentiment reflected an outstanding opportunity for value investors. Meanwhile, many equity investors hurt by declines in the technology sector sought refuge in high-quality bonds. This "flight to quality" helped support bond prices as interest rates rose. Meanwhile, the government was taking advantage of the budget surplus to buy back Treasury securities. This contributed to increased demand for government bonds even as supplies were decreasing. As a result, bond prices remained strong as yields moved lower in the second half of 2000.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, Eclipse Balance Fund returned 9.64%. This compared favorably with the average Lipper(2) balanced fund, which returned 1.51% over the same period. The Fund also outperformed the 8.25% return of the Russell Midcap(R) Index(3) and the -9.10% return of the S&P 500 Index(4) for the year 2000.

EQUITY RESULTS

The equity portion of the Fund's portfolio provided a total return of 11.60% for the year 2000.(5) At year-end, finance represented the largest segment of the Fund's entire portfolio, with strong performance from Golden West Financial and Old Republic International. Golden West benefited from extraordinary growth in new bank loans, while Old Republic has been able to reduce losses and expenses across all lines of insurance.

The utility industry also contributed to the Fund's strong performance during the year. Companies like PPL and KeySpan were among the top contributors to these robust results. PPL continued to show strong earnings growth, while recent acquisitions have made KeySpan the largest regulated gas distributor in the Northeast.

In light of the technology correction that pervaded much of the year, the technology services sector was the laggard in the equity portion of the Fund's portfolio, with Network Associates providing the biggest disappointment. On December 27, 2000, the company forecasted a fourth-quarter loss and announced that it was replacing its chief executive officer, president, and chief financial officer. The stock price tumbled 61% on that news.

BOND RESULTS

The bond portion of the Fund's portfolio provided a total return of 10.61%,(5) ahead of the 10.12% return of the Lehman Brothers Intermediate Government/ Corporate Bond Index.(6) Despite three Federal Reserve rate hikes in the first half of the year, the government's Treasury buyback program supported prices among Treasury bonds, driving yields lower.

The bond portion of the Fund's portfolio performed well as a result of owning government mortgage-backed securities and high-quality corporate bonds. At the end of 2000 over 90% of the bond portfolio was rated A or better by Standard & Poor's, with an average quality rating for securities in the bond portion of the Fund's portfolio of AA.(7) We continue to invest approximately 40% of the Fund's investment portfolio in bonds and cash equivalents. The Fund purchases high-quality bonds across a diversified array of sectors using a laddered maturity schedule. The bond portion of the Fund's portfolio also maintains an intermediate duration. At the end of 2000, the bond portion of the Fund's portfolio had a duration of four years.

Wesley G. McCain
Joan M. Sabella
Portfolio Managers
New York Life Investment Management LLC


--------------------------------------------------------------------------------

---------------
1 The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
2 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
3 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn is an unmanaged index measuring the performance of the 1,000 largest U.S. companies based on total market capitalization. An investment cannot be made directly into an index.
4 "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
5 Returns for the equity and bond portions of Fund's portfolio do not include fees and expenses. The overall Fund return is lower because it takes fees and expenses into account.
6 The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that represents a combination of the Lehman Brothers Intermediate Term Government Bond Index and the Lehman Brothers Intermediate Term Corporate Bond Index. The Lehman Brothers Intermediate Term Government Bond Index includes those indexes in the Lehman Brothers Government Index that have a maturity of one to three years. The Lehman Brothers Intermediate Term Corporate Bond Index measures all public-issued nonconvertible, investment grade corporate debts that have a maturity of one to three years. Total returns include reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
7 According to Standard & Poor's, debt rated AA differs from the highest-rated debt only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. According to Standard & Poor's debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. These credit ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

------------------------------------------------------------
                                           % OF ENTIRE
   LARGEST INDUSTRY HOLDINGS--12/31/00      PORTFOLIO
------------------------------------------------------------
Finance                                              19.99%
Consumer Non-Durables                                14.93
Utilities                                            12.99
Federal Agencies                                      5.90
Health Services                                       5.01
------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
              PERIODS ENDING DECEMBER 31, 2000
                                                                          ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR   5 YEARS   10 YEARS   RISK(2)   RETURN/RISK
-----------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(3,4)                                     9.64%    10.46%    12.36%       7.9        1.6
Lipper Balanced Fund Index(5)                                  2.39     11.80     12.45        8.2        1.5
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index(6)     10.12      6.14      7.39        3.0        2.5
Standard & Poor's 500 Index                                   -9.10     18.33     17.46       13.3        1.3
3-Month Treasury Bill                                          6.18      5.37      5.05        0.3       17.0

---------------
Past performance is no guarantee of future results. Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception was May 1, 1989; its annualized return through December
  31, 2000 was 11.04%.
4 Net of management fee waived equivalent to 0.8% of average net assets from
  1989 through 1992, 0.5%, 0.4%, 0.3%, 0.2%, 0.2%, and 0.1% from 1993 through
  1998, respectively. Returns are also after reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.
5 After all expenses.
6 The Merrill Lynch Corporate & Government 1-9.99 Years Bond Index is an
  unmanaged market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. Total returns include reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
       ECLIPSE BALANCED FUND WITH INCOME REINVESTED (5/1/89 TO 12/31/00)

                            [PERFORMANCE LINE GRAPH]

                                                                      ECLIPSE BALANCED              LIPPER BALANCED FUND INDEX
                                                                      ----------------              --------------------------
Apr-89                                                                  $  10,000                           $  10,000
Dec-89                                                                     10,445                              11,139
Dec-90                                                                     10,596                              11,211
Dec-91                                                                     12,812                              14,107
Dec-92                                                                     14,353                              15,159
Dec-93                                                                     16,803                              16,971
Dec-94                                                                     16,807                              16,624
Dec-95                                                                     20,673                              20,760
Dec-96                                                                     23,344                              23,461
Dec-97                                                                     28,803                              28,166
Dec-98                                                                     31,116                              32,482
Dec-99                                                                     31,002                              35,405
Dec-00                                                                     33,980                              36,271

Past performance is no guarantee of future results.

The Lipper Balanced Fund Index is an unmanaged equally weighted index of the thirty largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividends reinvested and do not reflect any deduction of sales charges. You cannot invest directly in an index.

---------------------------------------------------------------------
            PER SHARE DIVIDEND INFORMATION--2000
---------------------------------------------------------------------
Income dividends                                              $0.5485
Short-term capital gain dividends                                  --
Long-term capital gain dividends                                   --
                                                              -------
Total 2000 dividends                                          $0.5485
                                                              =======
---------------------------------------------------------------------


--------------------------------------------------------------------------------

  REVIEW OF ECLIPSE MID CAP VALUE FUND
  ECGIX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The year 2000 was a particularly volatile period for the stock market. "New-economy" technology and communications stocks soared to new highs early in the year, only to drop precipitously from mid-March through December. "Old-economy" issues strengthened as technology declined, and mid-cap stocks generally outperformed both large-cap and small-cap companies for the year.

With rising energy prices, utility stocks did well. Even though the Federal Reserve raised the targeted federal funds rate three times during the year, by the end of 2000, bond yields generally declined as many investors anticipated Fed easing early in 2001. These interest rate and yield variations helped financial stocks show strong performance during the year. Health care stocks, which many investors consider defensive issues, provided positive results as investors pondered the Federal Reserve's ability to orchestrate a "soft landing" for the economy.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, Eclipse Mid Cap Value Fund returned 5.83%. The Fund outperformed the -9.10% total return of the S&P 500 Index,(1) but underperformed the 8.25% return of the Russell Midcap(R) Index and lagged well behind the 19.18% return of the Russell Midcap(R) Value Index.(2) The Fund also underperformed the average Lipper(3) multi-cap value fund return of 8.84%. The underperformance of the Fund was largely due to its sector weightings throughout the year.

The Fund's consistent, quantitative investment approach uses accounting and other financial data to assess the economic value of companies and select those with low relative valuations and improving current operating characteristics. We do not forecast earnings or estimate future growth rates. Through consistent application of the Fund's investment disciplines, we are able to select and maintain a portfolio of relatively undervalued companies with improving profitability. While each stock is selected on its individual merits, business cycles may lower the valuations of several companies in a single industry. As a result, the Fund's assets may occasionally be concentrated in specific sectors.

In 2000, the sectors in which the Fund invested most heavily were in finance, consumer non-durables, and health services. As technology stocks rose in the first two months of the year, the Fund underperformed the Russell Midcap Index, largely as a result of sector allocations. The Fund was overweighted in transportation, consumer non-durables, and retail trade, all of which performed poorly in January and February 2000, and its allocation to electronic technology and communications stocks was insufficient to keep pace with the rapid rise in the Nasdaq Index.(4)

After mid-March, however, the market reversed its course. Technology and communications stocks took a severe beating, while finance, energy, utility, health care, and industrial issues moved ahead. During the last 10 months of 2000, the Fund's overweighted positions in finance, energy, and health care contributed positively to the Fund's performance.

The companies with the greatest positive contributions to the Fund's performance included United-Health Group, PPL, Old Republic International, and USA Education. UnitedHealth Group is a health care company whose stock rose steadily throughout the year. PPL is a Pennsylvania utility that benefited from rising energy prices and solid demand. Old Republic International is a major insurance provider and USA Education keeps loan money flowing and protects student loans from the ups and downs of the credit markets by providing default protection. All of these companies are considered defensive issues, since they tend to decline less than other stocks during weak economic cycles.

Stocks that detracted from the Fund's performance included Aspect
Communications, Novell, Networks Associates, and Apple Computer, all of which suffered from setbacks in the technology sector and disappointing operating results.

LOOKING AHEAD

We will continue to focus on companies that we believe are relatively undervalued and show strong current operating performance. We believe this approach will generate strong risk-adjusted returns over market cycles within the mid-capitalization


--------------------------------------------------------------------------------
8
sector of the equity market. In the current market environment, investors are paying closer attention to valuation levels. This may encourage stronger performance in the value style of investing. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

Wesley G. McCain
Kathy O'Connor
Portfolio Managers
New York Life Investment Management LLC

---------------
1 "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
2 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly into an index.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
4 The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

----------------------------------------------------------
LARGEST INDUSTRY HOLDINGS--12/31/00  % OF ENTIRE PORTFOLIO
----------------------------------------------------------
Consumer Non-Durables                           18.31%
Finance                                         18.12
Health Services                                  9.15
Consumer Services                                6.54
Retail Trade                                     5.67
----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
              PERIODS ENDING DECEMBER 31, 2000
                                                                 ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      RISK(2)      RETURN/RISK
---------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(3,4)                                5.83%       13.63%       15.7            0.9
Russell Midcap Index                                           8.25        16.69        16.3            1.0
Standard & Poor's 500 Index                                   -9.10        18.33        15.9            1.2
3 Month Treasury Bill                                          6.18         5.37         0.2           27.0

---------------
Past performance is no guarantee of future results. Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception was 12/27/94; its annualized total return through
  12/31/00 was 15.67%.
4 Net of management fee waived and after expense reimbursement by manager:
  0.95%, 0.67%, 0.16%, and 0.06% of average net assets from 1995 through 1998, respectively.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
    ECLIPSE MID CAP VALUE FUND WITH INCOME REINVESTED (12/27/94 TO 12/31/00)

                            [PERFORMANCE LINE GRAPH]

                                                                   ECLIPSE MID CAP VALUE               RUSSELL MIDCAP INDEX
                                                                   ---------------------               --------------------
Dec-94                                                                 $  10,000.00                       $  10,000.00
Mar-95                                                                    10,460.00                          11,041.00
Jun-95                                                                    11,271.00                          11,965.00
Sep-95                                                                    12,212.00                          13,025.00
Dec-95                                                                    12,682.00                          13,446.00
Mar-96                                                                    13,395.00                          14,254.00
Jun-96                                                                    13,746.00                          14,656.00
Sep-96                                                                    14,076.00                          15,115.00
Dec-96                                                                    15,523.00                          16,000.00
Mar-97                                                                    15,699.00                          15,869.00
Jun-97                                                                    17,772.00                          18,021.00
Sep-97                                                                    20,176.00                          20,414.00
Dec-97                                                                    20,562.00                          20,643.00
Mar-98                                                                    23,612.00                          22,871.00
Jun-98                                                                    23,835.00                          22,526.00
Sep-98                                                                    20,454.00                          19,187.00
Dec-98                                                                    22,690.00                          22,729.00
Mar-99                                                                    21,587.00                          22,618.00
Jun-99                                                                    24,031.00                          25,074.00
Sep-99                                                                    20,989.00                          22,919.00
Dec-99                                                                    22,697.00                          26,874.00
Mar-00                                                                    24,021.00                          29,092.00
Jun-00                                                                    24,021.00                          29,092.00
Sep-00                                                                    24,021.00                          29,092.00
Dec-00                                                                    24,021.00                          29,092.00

Past performance is no guarantee of future results.

See footnote on page 9 for more information on the Russell Midcap Index.

----------------------------------------------------------------------
            PER SHARE DIVIDEND INFORMATION--2000
----------------------------------------------------------------------
Income dividends                                              $0.0580
Short-term capital gain dividends                                  --
Long-term capital gain dividends                               0.0083
                                                              -------
Total 2000 dividends                                          $0.0663
                                                              =======
----------------------------------------------------------------------


--------------------------------------------------------------------------------
10

  REVIEW OF ECLIPSE SMALL CAP VALUE FUND
  EEQFX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The year 2000 was a volatile period for stocks in general. Technology and communications stocks soared during the first two and a half months of the year, only to drop precipitously for the remainder of 2000. In an effort to slow economic growth and curb inflation, the Federal Reserve increased interest rates three times--in February, March, and May--for a total of 100 basis points. The rising cost of capital did slow growth expectations and by midyear many companies found themselves revising their earnings estimates downward.

In this environment, "old-economy" stocks with defensive characteristics tended to do well, while "new-economy" issues performed poorly. Among small-cap stocks, interest-rate sensitive sectors such as finance and utilities tended to outperform.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, Eclipse Small Cap Value Fund returned -9.44%, well behind the 17.77% return of the average Lipper(1) small-cap value fund over the same period. The Fund also underperformed the -3.02% return of the Russell 2000(R) Index(2) and the 22.83% return of the Russell 2000(R) Value Index.(3) The underperformance of the Fund was largely due to its sector weightings throughout the year.

The Fund's consistent, quantitative investment approach uses accounting and other financial data to assess the economic value of companies and select those with low relative valuations and improving current operating characteristics. We do not forecast earnings or estimate future growth rates. Through consistent application of the Fund's investment disciplines, we are able to select and maintain a portfolio of relatively undervalued companies with improving profitability. While each stock is selected on its individual merits, business cycles may lower the valuations of several companies in a single industry. As a result, the Fund's assets may occasionally be concentrated in specific sectors.

During the year, the Fund suffered from being underweighted in sectors with strong performance, such as finance, utilities, and health care, and overweighted in sectors with weaker performance, such as retail trade and non-durables. As technology stocks rose in the first two months of the year, the Fund underperformed the Russell 2000 Index, largely as a result of higher exposure to the retail trade, manufacturing, and consumer durables sectors, all of which performed poorly in January and February 2000. During this period, the Fund's allocation to electronic technology and communications stocks was insufficient to keep pace with the rapid rise in the Nasdaq Index.(4)

Fund holdings that had a significant negative impact in the first two months of the year included Elcom International, which undermined the value of its outstanding shares by recapitalizing with new equity under a line of credit. EBT International, which changed its name to INSO Corporation in August, develops business-to-business applications for the Internet. In February, the company announced that it would not meet revenue expectations, which took a severe toll on the stock. Terex Corporation, a manufacturer of mining equipment, announced a scale back in its operations, and electronic retailers InterTan and REX Stores both announced disappointing sales. All of these negative results came as surprises to the market.

In mid-March, the technology-laden Nasdaq began to unravel, with historically large declines. These declines set the pace for the rest of the year. In the last 10 months, devastating results in the technology sector led the Fund, due to its lower weighting, to stronger performance than the Russell 2000 Index for this portion of the year. During this time period, the sectors that performed well were finance, energy, health care, and utilities. As a result, the Russell 2000 Value Index, with weights of over 40% in these sectors combined, performed remarkably well. Eclipse Small Cap Value Fund did not perform similarly to the Russell 2000 Value Index, because it was more diversified in other sectors.

Fund holdings that had strong performance during the last 10 months of 2000 included The Shaw Group, Patina Oil & Gas, Trico Marine Services, NVR, and Bindley Western. The first three names are in energy-related businesses. NVR, Inc. is a homebuilding and financing company, and Bindley Western is in the health care business.


--------------------------------------------------------------------------------

Among holdings that detracted from Fund performance during 2000, were Audiovox, Elcom International, and En Pointe Technologies, all of which are technology stocks. Salton is a consumer appliance company that had a dynamic January and February, then followed the downward path of the Nasdaq through the rest of the year. WHX is a steel manufacturer that suffered when extensive steel imports from China caused prices to weaken. Interestingly, Salton and Elcom International were both strong performers in the Fund in 1999. During the year 2000, disappointing operating surprises led these companies, as well as many others, to steep price declines.

LOOKING AHEAD

We have a favorable outlook for 2001, since small-cap companies have tended to do well when the Federal Reserve eases monetary policies, and we believe Fed policy may be shifting. In addition, valuations are starting to matter again in the equity market. We believe that many small-capitalization companies are currently at low valuations. With earnings growth among small-cap stocks beating large-cap in the second and third quarter of 2000, stronger relative performance may be indicated.

On a cautious note, if steep declines in the equity market continue, small-cap stocks would be likely to follow the correction. In addition, with less access to capital, smaller companies may be more sensitive to a slower economy than large-cap stocks.

We continue to seek relatively undervalued stocks with improving current profitability. We believe this approach will generate strong risk-adjusted returns over market cycles within the small-cap sector of the equity market. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

Wesley G. McCain
Kathy O'Connor
Portfolio Managers
New York Life Investment Management LLC

---------------
 Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
2 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
3 The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.


--------------------------------------------------------------------------------
12

-------------------------------------------------------
  LARGEST INDUSTRY HOLDINGS--12/31/00    % OF PORTFOLIO
-------------------------------------------------------
Finance                                      16.62%
Electronic Technology                        10.66
Consumer Services                             9.84
Consumer Non-Durables                         7.82
Health Services                               7.45
-------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
              PERIODS ENDING DECEMBER 31, 2000
                                                                                ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      10 YEARS      RISK(2)      RETURN/RISK
-----------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(3,4)                             -9.44%       10.81%       13.32%        14.2            0.9
Lipper Small Cap Value Fund Index(5)                          16.10        11.31        14.60         12.9            1.1
Standard & Poor's Small Cap 600 Index                         11.81        13.55        16.22         12.1            1.0
Russell 2000 Index                                            -3.02        10.31        15.53         17.1            0.9
Standard & Poor's 500 Index                                   -9.10        18.33        17.46         13.3            1.3
3 Month Treasury Bill                                          6.18         5.37         5.05          0.3           17.0

---------------
Past performance is no guarantee of future results. Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception was 1/12/87; its annualized total return through 12/31/00 was 10.12%.
4 Net of management fee waived in 1987 equivalent to 0.1% of average net assets. 5 After all expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
   ECLIPSE SMALL CAP VALUE FUND WITH INCOME REINVESTED (1/12/87 TO 12/31/00)

                            [PERFORMANCE LINE GRAPH]

                                                                  ECLIPSE SMALL CAP VALUE               RUSSELL 2000 INDEX
                                                                  -----------------------               ------------------
Jan-87                                                                 $  10,000.00                      $  10,000.00
Dec-87                                                                     9,704.00                          8,172.00
Dec-88                                                                    10,936.00                         10,206.00
Dec-89                                                                    12,732.00                         11,864.00
Dec-90                                                                    10,994.00                          9,550.00
Dec-91                                                                    14,421.00                         13,947.00
Dec-92                                                                    17,215.00                         16,515.00
Dec-93                                                                    20,143.00                         19,638.00
Dec-94                                                                    19,185.00                         19,280.00
Dec-95                                                                    22,964.00                         24,763.00
Dec-96                                                                    29,821.00                         28,848.00
Dec-97                                                                    39,748.00                         35,299.00
Dec-98                                                                    41,104.00                         34,400.00
Dec-99                                                                    42,361.00                         41,712.00
Dec-00                                                                    38,467.30                         45,209.00

Past performance is no guarantee of future results.

See footnote on page 12 for more information about the Russell 2000 Index.

----------------------------------------------------------------------
            PER SHARE DIVIDEND INFORMATION--2000
----------------------------------------------------------------------
The Fund did not pay income dividends or capital gain dividends in
2000.
----------------------------------------------------------------------

                   THE PRECEDING PAGES HAVE NOT BEEN AUDITED.


--------------------------------------------------------------------------------
14

   STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------
                          U.S. CORPORATE BONDS 75.21%

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
CONSUMER DURABLES 5.78%
Ford Motor Credit Company
  Notes, 5.125%, due 10/15/01    $100,000    $   99,169
Ford Motor Credit Company
  Notes, 6.50%, due 02/28/02      100,000       100,222
Stanley Works Notes, 5.75%, due
  03/01/04                        200,000       197,076
                                             ----------
                                                396,467
                                             ----------
CONSUMER NON-DURABLES 4.37%
Campbell Soup Company, 6.15%,
  due 12/01/02                    100,000       100,030
Coca-Cola Enterprises Inc.
  Notes, 6.375%, due 08/01/01     200,000       199,899
                                             ----------
                                                299,929
                                             ----------
CONSUMER SERVICES 4.37%
Disney (Walt) Company Sr.
  Notes, 6.375%, due 03/30/01     300,000       299,835
                                             ----------
ELECTRONIC TECHNOLOGY 2.18%
IBM Corporation Notes, 5.80%,
  due 05/15/01                    150,000       149,451
                                             ----------
FINANCE 17.69%
American Express Company Notes,
  8.50%, due 08/15/01              80,000        81,006
American General Finance
  Corporation Notes, 6.25%, due
  12/18/02                        100,000       100,018
Associates Corp. of North
  America Notes, 5.60%, due
  01/15/01                        200,000       199,941
Beneficial Corporation Notes,
  6.575%, due 12/16/02            175,000       175,351
Chase Manhattan Corporation
  Notes, 8.50%, due 02/15/02      100,000       102,274
Commercial Credit Group, Inc.
  Notes, 5.55%, due 02/15/01      120,000       119,850
Marsh & McLennan Co's., Inc.
  Sr. Notes, 6.625%, due
  06/15/04                         35,000        35,323
Merrill Lynch & Co., Inc.
  Notes, 6.00%, due 02/12/03      200,000       199,081
Transamerica Finance
  Corporation Sr. Notes, 7.50%,
  due 09/14/01                    200,000       201,498
                                             ----------
                                              1,214,342
                                             ----------
HEALTH TECHNOLOGY 1.46%
Warner-Lambert Company Notes,
  5.75%, due 01/15/03             100,000        99,920
                                             ----------
NON-ENERGY MINERALS 1.75%
Phelps Dodge Corporation Notes,
  7.75%, due 01/01/02             120,000       120,505
                                             ----------

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
PROCESS INDUSTRIES 9.88%
Air Products & Chemicals, Inc.
  Sr. Notes, 8.35%, due
  01/15/02                       $225,000    $  227,715
Engelhard Corporation Notes,
  7.00%, due 08/01/01             250,000       250,271
Mead Corporation (The), 6.60%,
  due 03/01/02                    200,000       200,306
                                             ----------
                                                678,292
                                             ----------
PRODUCER MANUFACTURING 2.93%
Deere (John) Capital
  Corporation Notes, 6.85%, due
  12/10/02                        100,000       100,910
Ingersoll-Rand Company Sr.
  Notes, 6.255%, due 02/15/01     100,000        99,917
                                             ----------
                                                200,827
                                             ----------
RETAIL TRADE 5.86%
Sears Roebuck Acceptance
  Corporation Notes, 6.70%, due
  08/13/01                        200,000       200,611
Wal-Mart Stores Notes, 6.75%,
  due 05/15/02                    200,000       201,965
                                             ----------
                                                402,576
                                             ----------
TRANSPORTATION 4.41%
Norfolk Southern Corporation
  Notes, 6.95%, due 05/01/02      150,000       150,655
Union Pacific Corporation
  Notes, 7.875%, due 02/15/02     150,000       151,781
                                             ----------
                                                302,436
                                             ----------
UTILITIES 14.53%
Ameritech Capital Funding
  Notes, 5.65%, due 01/15/01      200,000       199,943
AT&T Corporation Notes, 6.50%,
  due 09/15/02                    100,000        99,659
Cincinnati Gas & Electric
  Company Notes, 6.45%, due
  02/15/04                        150,000       148,749
Sprint Capital Corporation
  Notes, 6.50%, due 11/15/01      200,000       200,440
US West Communications, Inc.
  Notes, 6.375%, due 10/15/02     150,000       149,322
WorldCom, Inc. Notes, 6.125%,
  due 08/15/01                    200,000       199,276
                                             ----------
                                                997,389
                                             ----------
Total U.S. Corporate Bonds
  (Cost $5,167,732)                          $5,161,969
                                             ----------


--------------------------------------------------------------------------------

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------
                            FEDERAL AGENCIES 14.57%

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
Federal Home Loan Bank, 5.935%,
  due 11/23/01                   $250,000    $  249,934
Federal Home Loan Mortgage
  Corporation, 5.54%, 06/07/01    250,000       249,968
Student Loan Marketing
  Association (V.R.), 6.124%,
  due 03/07/01                    250,000       249,912

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
Student Loan Marketing
  Association (V.R.), 6.314%,
  due 09/10/01                   $250,000    $  249,858
                                             ----------
Total Federal Agencies (Cost
  $999,839)                                  $  999,672
                                             ----------

                          SHORT-TERM INVESTMENTS 2.91%

                                  FACE         VALUE
                                 AMOUNT       (NOTE 1)
CERTIFICATES OF DEPOSIT 2.91%
Louisville Community
  Development Bank, 6.00%, due
  04/08/01                      $100,000     $  100,000
Self Help Credit Union, 6.11%,
  due 03/19/01                   100,000        100,000
                                             ----------
                                             $  200,000
                                             ----------

                                               VALUE
                                              (NOTE 1)
Total Short-Term Investments
  (Cost $200,000)                            $  200,000
                                             ----------

--------------------------------------------------------------------------------

Total Investments (92.69%)
  (Cost $6,367,571+)                         $6,361,641
Other Assets (7.57%)
Cash                                            402,713
Interest receivable                             113,490
Receivable from advisor                           3,642
Fund shares sold                                     33
                                             ----------
Total assets                                  6,881,519
                                             ----------
Liabilities (0.26%)
Fund shares redeemed                                454
Accrued expenses                                 17,555
                                             ----------
Total liabilities                                18,009
                                             ----------
Net Assets (100.00%) 699,302
  shares outstanding (Note 3)                $6,863,510
                                             ==========
Net Assets Value, offering and
  redemption price per share                      $9.81
                                             ==========

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $24,575 and $30,505, respectively.

  The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
16

             STATEMENT OF NET ASSETS -- DECEMBER 31, 2000  ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------
                              COMMON STOCKS 55.43%

                                               VALUE
                                SHARES        (NOTE 1)
COMMERCIAL SERVICES 1.51%
Manpower Inc.                     25,900    $   984,200
                                            -----------
CONSUMER DURABLES 0.92%
Electronic Arts Inc.*              2,800        119,350
International Game
  Technology*                     10,000        480,000
                                            -----------
                                                599,350
                                            -----------
CONSUMER NON-DURABLES 12.22%
Avon Products, Inc.               12,100        579,288
Gillette Company (The)            16,800        606,900
Hershey Foods Corp.               15,900      1,023,563
Hormel Foods Corporation          49,000        912,625
NIKE, Inc. Class B                17,400        971,137
Philip Morris Companies Inc.      17,800        783,200
Ralston Purina Company            30,300        791,587
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  10,800        526,500
UST Inc.                          38,000      1,066,375
Wrigley (Wm.), Jr. & Co.           7,500        718,594
                                            -----------
                                              7,979,769
                                            -----------
CONSUMER SERVICES 4.31%
Apollo Group, Inc.*               19,300        949,319
Brinker International, Inc.*      14,100        595,725
Darden Restaurants, Inc.          11,800        269,925
MGM MIRAGE                        11,100        312,881
Robert Half International
  Inc.*                           25,900        686,350
                                            -----------
                                              2,814,200
                                            -----------
ELECTRONIC TECHNOLOGY 2.91%
Apple Computer, Inc.*              6,200         92,225
Boeing Company (The)              14,700        970,200
Cirrus Logic, Inc.*                6,200        116,250
Compaq Computer Corporation       19,300        290,465
Hewlett-Packard Company            6,800        214,625
Novellus Systems, Inc.*            2,600         93,437
SCI Systems, Inc.*                 4,600        121,325
                                            -----------
                                              1,898,527
                                            -----------
ENERGY MINERALS 2.51%
EOG Resources, Inc.               16,900        924,219
Tosco Corporation                 21,000        712,687
                                            -----------
                                              1,636,906
                                            -----------
FINANCE 10.54%
Allstate Corporation (The)         5,500        239,594
Bear Stearns Companies Inc.
  (The)                            2,702        136,958
Edwards (A.G.), Inc.               8,000        379,500
Equity Office Properties
  Trust                           12,900        420,863

                                               VALUE
                                SHARES        (NOTE 1)
FINANCE (CONT'D)
Federated Investors, Inc.         16,500    $   480,563
Golden West Financial
  Corporation                      7,200        486,000
MGIC Investment Corporation        6,100        411,369
Morgan (J.P.) & Co. Inc.           2,600        430,300
Morgan Stanley Dean Witter &
  Co.                              4,500        356,625
Old Republic International
  Corporation                     18,600        595,200
PartnerRe Ltd.                     7,600        463,600
PMI Group, Inc. (The)              2,700        182,756
SAFECO Corporation                17,300        568,737
Torchmark Corporation             13,500        518,906
Unitrin, Inc.                      5,900        239,687
USA Education, Inc.                8,200        557,600
Waddell & Reed Financial,
  Inc.                            11,100        417,637
                                            -----------
                                              6,885,895
                                            -----------
HEALTH SERVICES 5.01%
HEALTHSOUTH Corporation*          32,000        522,000
McKesson HBOC, Inc.                3,900        139,971
Oxford Health Plans, Inc.*        10,100        398,950
PacifiCare Health Systems,
  Inc.*                           16,400        246,000
Unitedhealth Group, Inc.          17,200      1,055,650
WellPoint Health Networks
  Inc.*                            7,900        910,475
                                            -----------
                                              3,273,046
                                            -----------
HEALTH TECHNOLOGY 0.47%
IVAX Corporation*                  8,100        310,230
                                            -----------
INDUSTRIAL SERVICES 0.31%
ENSCO International Inc.           5,900        200,969
                                            -----------
NON-ENERGY MINERALS 0.37%
Georgia-Pacific Corporation        7,700        239,662
                                            -----------
PROCESS INDUSTRIES 1.84%
Loews Corporation                  5,400        559,238
Sherwin-Williams Company          24,400        642,025
                                            -----------
                                              1,201,263
                                            -----------
PRODUCER MANUFACTURING 0.86%
American Standard Companies
  Inc.*                            3,200        157,800
Cooper Industries, Inc.            8,800        404,250
                                            -----------
                                                562,050
                                            -----------
RETAIL TRADE 3.10%
AutoZone, Inc.*                   10,700        304,950


* NON-INCOME PRODUCING.---------------------------------------------------------
                                                                              17

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                                               VALUE
                                SHARES        (NOTE 1)
RETAIL TRADE (CONT'D)
CDW Computer Centers, Inc.*        5,300    $   147,738
Office Depot, Inc.*               43,900        312,788
RadioShack Corporation             8,600        368,187
TJX Companies, Inc.               11,800        327,450
Toys "R" Us, Inc.*                17,500        292,031
Walgreen Co.                       6,500        271,781
                                            -----------
                                              2,024,925
                                            -----------
TECHNOLOGY SERVICES 1.70%
Adobe Systems Inc.                 2,600        151,287
HNC Software Inc.*                 3,000         89,063
Networks Associates, Inc.*        29,000        121,437
Oracle Corporation*               15,600        453,375
Tech Data Corporation*            11,000        297,516
                                            -----------
                                              1,112,678
                                            -----------

                                               VALUE
                                SHARES        (NOTE 1)
TRANSPORTATION 2.67%
AMR Corporation*                  14,200    $   556,462
Continental Airlines, Inc.*       16,300        841,488
Delta Air Lines, Inc.              6,900        346,294
                                            -----------
                                              1,744,244
                                            -----------
UTILITIES 4.18%
DPL Inc.                          13,800        457,988
Entergy Corporation               10,000        423,125
Exelon Corporation                 6,500        456,365
KeySpan Corporation                9,400        398,325
PPL Corporation                   22,000        994,125
                                            -----------
                                              2,729,928
                                            -----------
Total Common Stocks (Cost
  $30,995,545)                              $36,197,842
                                            -----------

                          U.S. CORPORATE BONDS 33.30%

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
COMMERCIAL SERVICES 0.78%
Sysco Corporation Sr. Notes,
  6.50%, due 06/15/05         $  500,000    $   509,981
                                            -----------
CONSUMER DURABLES 3.19%
Ford Motor Credit Company,
  7.50%, due 06/15/03            500,000        510,464
Ford Motor Credit Company,
  7.75%, due 03/15/05            500,000        515,485
General Motors Acceptance
  Corporation Notes, 5.50%,
  due 12/15/01                   100,000         99,198
General Motors Corporation
  Notes, 7.00%, due 06/15/03     700,000        710,065
General Motors Corporation
  Notes, 7.10%, due 03/15/06     250,000        252,438
                                            -----------
                                              2,087,650
                                            -----------
CONSUMER NON-DURABLES 2.71%
Coca-Cola Enterprises, Inc.
  Notes, 7.875%, due
  02/01/02                       200,000        203,233
Coca-Cola Enterprises, Inc.
  Notes, 6.625%, due
  08/01/04                       100,000        101,603
Heinz (H.J.) Company Notes,
  6.875%, due 01/15/03           100,000        101,675
Hertz Corporation Sr. Notes,
  7.375%, due 06/15/01           100,000        100,125

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
CONSUMER NON-DURABLES (CONT'D)
Philip Morris Companies Inc.
  Notes, 7.625%, due
  05/15/02                    $  100,000    $   100,316
Sara Lee Corporation Notes,
  6.00%, due 01/15/08          1,200,000      1,162,548
                                            -----------
                                              1,769,500
                                            -----------
CONSUMER SERVICES 0.70%
Disney (Walt) Company (The)
  Notes, 6.375%, due
  03/30/01                       200,000        199,890
McDonald's Corporation Sr.
  Notes, 6.625%, due
  09/01/05                       255,000        257,839
                                            -----------
                                                457,729
                                            -----------
ELECTRONIC TECHNOLOGY 1.70%
Boeing Co. Notes, 6.35%, due
  06/15/03                       500,000        506,301
IBM Corporation Notes,
  7.25%, due 11/01/02            300,000        305,582
Lucent Technologies, Inc.
  Notes, 6.90%, due 07/15/01     100,000         98,861
Rockwell International
  Corporation Notes, 6.625%,
  due 06/01/05                   200,000        202,789
                                            -----------
                                              1,113,533
                                            -----------


---------------------------------------------------------* NON-INCOME PRODUCING.
18

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------



                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
ENERGY MINERALS 0.62%
Exxon Capital Corporation
  Guaranteed Notes, 7.45%,
  due 12/15/01                $  300,000    $   304,422
Exxon Capital Corporation
  Guaranteed Notes, 6.625%,
  due 08/15/02                   100,000        101,171
                                            -----------
                                                405,593
                                            -----------
FINANCE 9.45%
Associates Corp. of North
  America Notes, 7.875%, due
  09/30/01                       100,000        101,206
Associates Corp. of North
  America Notes, 6.375%, due
  10/15/02                       100,000        100,357
Associates Corp. of North
  America Sr. Notes, 6.50%,
  due 08/15/02                   100,000        100,598
BankAmerica Corporation
  Notes, 7.125%, due
  03/01/09                       900,000        901,023
Commercial Credit Group Inc.
  Notes, 8.25%, due 11/01/01     200,000        203,272
Commercial Credit Group Inc.
  Notes, 6.375%, due
  09/15/02                       200,000        200,830
Household Finance
  Corporation Notes, 6.70%,
  due 06/15/02                   100,000        100,572
Household Finance
  Corporation Notes, 6.375%,
  due 08/01/10                   500,000        471,982
International Lease Finance
  Corporation Notes, 6.875%,
  due 05/01/01                   250,000        250,325
Lehman Brothers Inc. Sr.
  Notes, 7.625%, due
  06/01/06                       350,000        359,487
Marsh & McLennan Cos., Inc.
  Sr. Notes, 6.625%, due
  06/15/04                     1,000,000      1,009,224
Merrill Lynch & Co., Inc.
  Notes, 7.00%, due 01/15/07     700,000        705,470
Morgan (J.P.) & Co. Inc.
  Notes, 6.25%, due 02/15/11     300,000        280,010
Norwest Corporation Notes,
  6.80%, due 05/15/02          1,100,000      1,110,915
Norwest Financial, Inc. Sr.
  Notes, 6.85%, due 07/15/09     125,000        124,375
Progressive Corporation
  Notes, 6.60%, due 01/15/04     150,000        149,362
                                            -----------
                                              6,169,008
                                            -----------

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
HEALTH TECHNOLOGY 0.99%
Lilly (Eli) & Company Notes,
  8.125%, due 12/01/01        $  250,000    $   254,310
Warner-Lambert Company
  Notes, 6.625%, due
  09/15/02                       150,000        151,232
Warner-Lambert Company
  Notes, 6.00%, due 01/15/08     250,000        244,616
                                            -----------
                                                650,158
                                            -----------
PROCESS INDUSTRIES 3.13%
Engelhard Corporation Notes,
  7.00%, due 08/01/01            125,000        125,135
Fort James Corporation
  Notes, 8.375%, due
  11/15/01                       150,000        149,923
International Paper Company
  Notes, 6.125%, due
  11/01/03                       600,000        589,262
Sherwin-Williams Company
  Notes, 6.85%, due 02/01/07     200,000        202,772
Union Camp Corporation
  Notes, 6.50%, due 11/15/07   1,000,000        974,500
                                            -----------
                                              2,041,592
                                            -----------
PRODUCER MANUFACTURING 0.55%
Honeywell, Inc. Notes,
  7.125%, due 04/15/08           150,000        155,536
Pitney-Bowes Credit
  Corporation Notes, 6.625%,
  due 06/01/02                   200,000        201,199
                                            -----------
                                                356,735
                                            -----------
RETAIL TRADE 0.67%
Wal-Mart Stores Inc. Notes,
  7.25%, due 06/01/13            400,000        435,112
                                            -----------
UTILITIES 8.81%
BellSouth Telecommunications
  Notes, 5.875%, due
  01/15/09                       300,000        283,322
Carolina Telephone &
  Telegraph Notes, 6.75%,
  due 08/15/13                   100,000         96,122
Chesapeake & Potomac
  Telephone-Virginia, Inc.
  Notes, 7.125%, due
  01/15/02                       300,000        302,322
Chesapeake & Potomac
  Telephone-West Virginia,
  Inc. Notes, 7.00%, due
  08/15/04                       100,000        101,478
Citizens Utilities Company
  Notes, 7.60%, due 06/01/06     750,000        727,397


--------------------------------------------------------------------------------

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
UTILITIES (CONT'D)
GTE North, Inc. Series F
  Notes, 6.375%, due
  02/15/10                    $  500,000    $   481,997
GTE Northwest, Inc. Notes,
  7.375%, due 05/01/01           500,000        501,373
IES Utilities Inc. Series A
  Sr. Notes, 6.625%, due
  08/01/09                     1,500,000      1,469,955
New York Telephone Company
  Notes, 6.25%, due 02/15/04     150,000        149,170
New York Telephone Company
  Notes, 6.125%, due
  01/15/10                     1,000,000        945,704
Pacific Bell Notes, 7.25%,
  due 07/01/02                   300,000        304,825

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
UTILITIES (CONT'D)
Potomac Electric Power
  Company Notes, 6.50%, due
  03/15/08                    $  100,000    $    98,686
Southern California Edison
  Company Notes, 6.50%, due
  06/01/01                       200,000        192,779
Southwestern Bell Telephone
  Company Notes, 6.375%, due
  11/15/07                       100,000         98,620
                                            -----------
                                              5,753,750
                                            -----------
Total U.S. Corporate Bonds
  (Cost $22,213,903)                        $21,750,341
                                            -----------

                             FEDERAL AGENCIES 5.90%

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
Federal Home Loan Mortgage
  Corporation, 6.50%, due
  01/15/12                    $  750,000    $   721,939
Federal National Mortgage
  Association, 6.50%, due
  03/18/08                       500,000        502,311
Federal National Mortgage
  Association, 6.50%, due
  11/25/13                     1,000,000        970,320
Government National Mortgage
  Association, 7.00%, due
  02/20/20                       675,499        677,441

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
Government National Mortgage
  Association, 6.50%, due
  08/20/25                    $1,000,000    $   979,196
                                            -----------
Total Federal Agencies (Cost
  $3,880,622)                               $ 3,851,207
                                            -----------

--------------------------------------------------------------------------------

Total Investments (94.63%)
  (Cost $57,090,070+)                     $ 61,799,390
Other Assets (6.17%)
Cash                                         3,613,971
Dividends and interest
  receivable                                   420,218
                                          ------------
Total assets                                65,833,579
                                          ------------
Liabilities (0.80%)
Fund shares redeemed                           453,719
Accrued expenses                                71,005
                                          ------------
Total liabilities                              524,724
                                          ------------
Net Assets (100.00%)
  3,136,386 shares
  outstanding (Note 3)                    $ 65,308,855
                                          ============
Net Asset Value, offering
  and redemption price per
  share                                         $20.82
                                          ============

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $7,735,015 and $3,025,695, respectively.

  The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
20

        STATEMENT OF NET ASSETS -- DECEMBER 31, 2000  ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------
                              COMMON STOCKS 90.60%

                                               VALUE
                                 SHARES       (NOTE 1)
COMMERCIAL SERVICES 2.23%
Manpower Inc.                     39,600    $ 1,504,800
                                            -----------
CONSUMER DURABLES 2.03%
Electronic Arts, Inc.*             3,900        166,237
International Game Technology     17,200        825,600
Midway Games, Inc.*               23,400        166,140
NVR, Inc.*                         1,700        210,120
                                            -----------
                                              1,368,097
                                            -----------
CONSUMER NON-DURABLES 18.31%
Avon Products, Inc.               20,800        995,800
Carter-Wallace, Inc.              11,800        393,825
Coors (Adolph) Company             4,900        393,531
Dial Corporation (The)            24,600        270,600
Gillette Company (The)            29,100      1,051,237
Hershey Foods Corporation         17,500      1,126,562
Hormel Foods Corporation          60,300      1,123,088
NIKE, Inc. Class B                21,200      1,183,225
Philip Morris Companies Inc.      25,600      1,126,400
Ralston Purina Company            36,100        943,113
Reebok International Ltd.*        13,700        374,558
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  18,100        882,375
UST Inc.                          48,300      1,355,419
Wrigley (Wm.) Jr. Company         11,700      1,121,006
                                            -----------
                                             12,340,739
                                            -----------
CONSUMER SERVICES 6.54%
Advantage Learning Systems,
  Inc.*                           10,400        349,700
Apollo Group, Inc.*               25,500      1,254,281
Brinker International, Inc.*      15,600        659,100
Darden Restaurants, Inc.          19,900        455,212
MGM MIRAGE                        18,900        532,744
Robert Half International,
  Inc.*                           43,600      1,155,400
                                            -----------
                                              4,406,437
                                            -----------
ELECTRONIC TECHNOLOGY 5.36%
ADTRAN, Inc.*                      6,000        127,500
Alliant Techsystems, Inc.*         4,050        270,337
Apple Computer, Inc.*              8,500        126,437
Boeing Company (The)              10,600        699,600
Cirrus Logic, Inc.*               21,100        395,625
Compaq Computer Corporation       33,200        499,660
Elantec Semiconductor, Inc.*       3,300         91,575
Harris Corporation                 5,300        162,313
Hewlett-Packard Company            8,200        258,813
Inter-Tel, Inc.                    7,200         55,350
Novellus Systems, Inc.*            6,000        215,625
RSA Security Inc.*                 4,200        222,075
SCI Systems, Inc.*                 5,300        139,788
Tekelec*                           9,800        294,000

                                               VALUE
                                 SHARES       (NOTE 1)
ELECTRONIC TECHNOLOGY (CONT'D)
Terayon Communication Systems,
  Inc.*                            7,700    $    31,281
Tut Systems, Inc.*                 2,700         22,275
                                            -----------
                                              3,612,254
                                            -----------
ENERGY MINERALS 4.02%
CONSOL Energy, Inc.               12,100        338,044
EOG Resources, Inc.               23,500      1,285,156
Tosco Corporation                 32,100      1,089,394
                                            -----------
                                              2,712,594
                                            -----------
FINANCE 18.12%
Allstate Corporation (The)        11,500        500,969
Astoria Financial Corporation      1,900        103,194
Bear Stearns Companies Inc.
  (The)                            9,897        501,654
CIT Group, Inc. (The)              7,200        144,900
Edwards (A.G.), Inc.              12,400        588,225
Equity Office Properties Trust    10,200        332,775
Everest Re Group, Ltd.             2,900        207,713
Federated Investors, Inc.         13,650        397,556
Golden West Financial
  Corporation                     11,900        803,250
Goldman Sachs Group, Inc.
  (The)                            2,700        288,731
Investors Financial Services
  Corporation                      2,100        180,600
MGIC Investment Corporation       10,000        674,375
MONY Group, Inc. (The)             3,900        192,806
Morgan (J.P.) & Co. Inc.           3,900        645,450
Morgan Stanley Dean Witter &
  Co.                              6,800        538,900
Noble Affiliates, Inc.             6,000        276,000
Old Republic International
  Corporation                     26,400        844,800
PMI Group, Inc. (The)              9,200        622,725
PartnerRe Ltd.                    12,100        738,100
Raymond James Financial, Inc.      4,600        160,425
SAFECO Corporation                26,000        854,750
Security Capital Group Inc.*       8,400        168,525
Silicon Valley Bancshares*         3,300        114,056
Torchmark Corporation             18,500        711,094
USA Education, Inc.               10,700        727,600
Unitrin, Inc.                      4,200        170,625
Waddell & Reed Financial, Inc.    19,200        722,400
                                            -----------
                                             12,212,198
                                            -----------
HEALTH SERVICES 9.15%
DaVita, Inc.*                     27,700        474,362
First Health Group
  Corporation*                    10,000        465,625
HEALTHSOUTH Corporation*          53,900        879,244
Humana, Inc.*                        600          9,150
McKesson HBOC, Inc.                3,200        114,848
Oxford Health Plans, Inc.*         8,300        327,850


 * NON-INCOME PRODUCING.--------------------------------------------------------

ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                               VALUE
                                 SHARES       (NOTE 1)
HEALTH SERVICES (CONT'D)
PacifiCare Health Systems,
  Inc.*                           39,900    $   598,500
Trigon Healthcare, Inc.*           2,200        171,188
Unitedhealth Group, Inc.          21,000      1,288,875
Universal Health Services,
  Inc.                             1,800        201,150
WellPoint Health Networks Inc.    14,200      1,636,550
                                            -----------
                                              6,167,342
                                            -----------
HEALTH TECHNOLOGY 1.65%
IVAX Corporation*                 14,000        536,200
Incyte Pharmaceuticals, Inc.*      7,400        184,075
Varian Medical Systems, Inc.       5,800        394,037
                                            -----------
                                              1,114,312
                                            -----------
INDUSTRIAL SERVICES 0.27%
ENSCO International, Inc.          5,300        180,531
                                            -----------
NON-ENERGY MINERALS 0.28%
Georgia-Pacific Corporation        6,000        186,750
                                            -----------
PROCESS INDUSTRIES 2.19%
FMC Corporation*                   3,700        265,244
Loews Corporation                  6,300        652,443
Sherwin-Williams Company (The)    21,200        557,825
                                            -----------
                                              1,475,512
                                            -----------
PRODUCER MANUFACTURING 1.41%
American Standard Companies
  Inc.*                            7,600        374,775
Cooper Industries, Inc.            8,100        372,094
Polycom, Inc.*                     6,400        206,000
                                            -----------
                                                952,869
                                            -----------
RETAIL TRADE 5.67%
AutoZone, Inc.*                   14,600        416,100
CDW Computer Centers, Inc.*        9,100        253,663
Footstar, Inc.*                    5,200        257,400
Office Depot, Inc.*               64,900        462,413

                                               VALUE
                                 SHARES       (NOTE 1)
RETAIL TRADE (CONT'D)
Pier 1 Imports, Inc.              28,500    $   293,906
RadioShack Corporation            11,900        509,469
TJX Companies, Inc. (The)         26,400        732,600
Toys 'R' Us, Inc.*                31,500        525,656
Walgreen Company                   8,900        372,131
                                            -----------
                                              3,823,338
                                            -----------
TECHNOLOGY SERVICES 4.64%
Adobe Systems, Inc.                3,000        174,563
Autodesk, Inc.                     7,100        191,256
CNET Networks, Inc.*              10,400        166,238
HNC Software Inc.*                 5,900        175,156
National Instruments
  Corporation*                     7,100        344,794
Networks Associates, Inc.*        50,100        209,794
Oracle Corporation*               35,200      1,023,000
Remedy Corporation*                4,100         67,906
Tech Data Corporation*            27,000        730,266
VericalNet, Inc.*                  6,300         41,935
                                            -----------
                                              3,124,908
                                            -----------
TRANSPORTATION 3.77%
AMR Corporation*                  13,100        513,356
Continental Airlines, Inc.        24,400      1,259,650
Delta Air Lines, Inc.             10,600        531,987
Overseas Shipholding Group,
  Inc.                            10,200        233,963
                                            -----------
                                              2,538,956
                                            -----------
UTILITIES 4.96%
DPL Inc.                          34,300      1,138,331
Entergy Corporation               17,100        723,544
Exelon Corporation                11,000        772,310
PPL Corporation                   15,700        709,444
                                            -----------
                                              3,343,629
                                            -----------
Total Common Stocks
  (Cost $55,987,447)                        $61,065,266
                                            -----------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22

                                                      ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                                              (NOTE 1)
Total Investments (90.60%)
  (Cost $55,987,447+)                       $61,065,266
Other Assets (9.53%)
Cash                                          6,098,331
Fund shares sold                                149,440
Receivable for securities sold                  121,470
Dividends and interest
  receivable                                     53,716
                                            -----------
Total assets                                 67,488,223
                                            -----------
Liabilities (0.13%)
Fund shares redeemed                             12,342
Accrued expenses                                 75,246
                                            -----------
Total liabilities                                87,588
                                            -----------
Net Assets (100.00%) 3,980,930
  shares
  outstanding (Note 3)                      $67,400,635
                                            ===========
Net Asset Value, offering and
  redemption price per share                     $16.93
                                            ===========

+ Aggregate cost for federal income tax purposes is $55,992,960. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $11,581,423 and $6,509,117, respectively.

  The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------

      STATEMENT OF NET ASSETS -- DECEMBER 31, 2000  ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                             COMMON STOCKS 101.08%

                                               VALUE
                               SHARES        (NOTE 1)
COMMERCIAL SERVICES 4.91%
Administaff, Inc.*               34,200    $    930,240
Applied Industrial
  Technologies, Inc.*            56,100       1,153,556
Franklin Covey Co.*              69,100         518,250
Grubb & Ellis Company*            9,700          58,200
Manpower Inc.                    15,700         596,600
Navigant International,
  Inc.*                          96,100         780,813
Performance Food Group
  Company*                       29,700       1,522,588
Remedy Temp, Inc.*               29,400         227,850
Rush Enterprises, Inc.*          17,900          62,650
United Stationers Inc.*          24,100         599,488
Uno Restaurant Corporation*      18,800         155,100
Volt Information Sciences,
  Inc.*                          29,300         607,975
Westaff Inc.                     84,600         169,200
Workflow Management, Inc.*       51,400         353,375
                                           ------------
                                              7,735,885
                                           ------------
COMMUNICATIONS 0.24%
TESSCO Technologies, Inc.*       21,100         379,800
                                           ------------
CONSUMER DURABLES 4.29%
Arctic Cat Inc.                  36,500         424,313
Audiovox Corporation*            65,900         593,100
Beazer Homes USA, Inc.*          19,000         760,000
Coastcast Corporation*           16,900         295,750
Hovanian Enterprises, Inc.*      16,600         155,625
Huffy Corporation*                1,600          10,400
International Game
  Technology                      6,900         331,200
K2 Inc.                          37,500         300,000
Mayor's Jewelers, Inc.*         158,600         455,975
Midway Games, Inc.*              48,700         345,770
NVR, Inc.*                       13,200       1,631,520
Salton, Inc.*                     7,800         161,362
THQ, Inc.*                       13,400         326,625
Tenneco Automotive Inc.         119,000         357,000
Topps Company, Inc. (The)*       67,100         616,481
                                           ------------
                                              6,765,121
                                           ------------
CONSUMER NON-DURABLES 7.82%
Avon Products, Inc.               6,200         296,825
Carter-Wallace, Inc.             33,000       1,101,375
Coors (Adolph) Company           13,700       1,100,281
Cyrk, Inc.*                     111,900         335,700
French Fragrances, Inc.*         27,000         325,687
Gillette Company (The)           11,700         422,662
Guess?, Inc.*                    43,600         231,625
Guest Supply, Inc.*              62,800       1,059,750
Haggar Corporation              100,800       1,159,200
Hershey Foods Corporation         5,200         334,750

                                               VALUE
                               SHARES        (NOTE 1)
CONSUMER NON-DURABLES (CONT'D)
Hormel Foods Corporation         21,500    $    400,438
Madden (Steven), Ltd.*           19,200         146,400
Maxwell Shoe Company, Inc.*      28,000         301,000
McNaughton Apparel Group,
  Inc.*                          36,000         382,500
NIKE, Inc. Class B                7,100         396,269
Philip Morris Companies,
  Inc.                           10,200         448,800
Phillips-Van Heusen
  Corporation                    52,600         683,800
Ralston Purina Company           12,300         321,338
Reebok International, Ltd.*      38,300       1,047,122
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  7,800         380,250
Saucony, Inc. Class B*            7,400          59,663
Triarc Companies, Inc.*          26,500         642,625
UST Inc.                         14,500         406,906
Wrigley (Wm.) Jr. Company         3,600         344,925
                                           ------------
                                             12,329,891
                                           ------------
CONSUMER SERVICES 9.84%
Advanced Marketing
  Services, Inc.                 40,300         700,213
Advantage Learning Systems,
  Inc.*                          20,000         672,500
Apollo Group, Inc.*              10,300         506,631
Argosy Gaming Company*           83,600       1,604,075
Aztar Corporation*              103,400       1,337,737
Benihana Inc.*                   23,400         266,175
Brinker International,
  Inc.*                           4,000         169,000
Casino Data Systems*             78,100         549,145
Crestline Capital
  Corporation*                   20,900         538,175
Darden Restaurants, Inc.          8,300         189,863
Isle of Capri Casinos,
  Inc.*                          71,400         758,625
Landry's Seafood
  Restaurants, Inc.             158,300       1,573,106
Liberty Satellite &
  Technology, Inc.*              39,700         125,305
Lone Star Steakhouse &
  Saloon, Inc.                  155,500       1,496,688
MGM MIRAGE                        7,500         211,406
MTR Gaming Group, Inc.*          76,600         363,850
Modtech Holdings, Inc.*          28,200         204,450
Panera Bread Company*            34,000         775,625
Prime Hospitality
  Corporation*                   85,000         988,125
Robert Half International
  Inc.*                          11,800         312,700
SCP Pool Corporation*            52,900       1,590,306
VICORP Restaurants, Inc.*        32,800         582,200
                                           ------------
                                             15,515,900
                                           ------------


---------------------------------------------------------* NON-INCOME PRODUCING.
24

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                               VALUE
                               SHARES        (NOTE 1)
DISTRIBUTION SERVICES 0.89%
Lawson Products, Inc.             9,900    $    269,156
Nash-Finch Company               16,100         188,169
Schein (Henry), Inc.*             8,600         297,775
United Natural Foods, Inc.*      36,500         643,313
                                           ------------
                                              1,398,413
                                           ------------
ELECTRONIC TECHNOLOGY 10.66%
Advanced Digital
  Information Corporation*       16,100         370,300
Allen Telecom, Inc.*                300           5,381
Alliance Semiconductor
  Corporation*                   72,700         822,419
Alliant Techsystems, Inc.*        1,650         110,137
American Technical Ceramics
  Corporation*                   47,500         475,000
Boeing Company (The)              5,800         382,800
C-Cubed Microsystems, Inc.*      15,900         195,769
Catalyst Semiconductor,
  Inc.*                          61,800         239,475
Cirrus Logic, Inc.*               8,500         159,375
Compaq Computer Corporation      13,400         201,670
DRS Technologies, Inc.*          37,500         501,562
Diodes Inc.*                     34,200         354,825
ESCO Electronics
  Corporation*                   79,500       1,644,656
ESS Technology, Inc.*            17,800          91,225
Elantec Semiconductor,
  Inc.*                           1,300          36,075
Excel Technology, Inc.*          22,900         456,926
Harris Corporation               14,000         428,750
Hewlett-Packard Company           2,800          88,375
In Focus Systems, Inc.*          30,900         455,775
InteliData Technologies
  Corporation*                  173,600         450,284
Intergraph Corporation*          61,100         366,600
Intrusion.com, Inc.*            116,600         553,850
Kulicke and Soffa
  Industries, Inc.*              46,700         525,375
Lexmark International
  Group, Inc.*                    1,700          75,331
Maxtor Corporation*              65,600         366,953
Meade Instruments
  Corporation*                   13,800          90,563
Novell, Inc.*                    15,800          82,457
Novellus Systems, Inc.*           2,400          86,250
NumereX Corporation*             47,100         388,575
Printronix, Inc.*                14,600         102,657
Quantum Corporation*            101,200         809,600
RSA Security Inc.*               11,200         592,200
Read-Rite Corporation*          124,800         503,106
Silicon Valley Group, Inc.*      25,500         733,125
Standard Microsystems
  Corporation*                   60,700       1,229,175
Symbol Technologies, Inc.         4,750         171,000
Tekelec*                         20,100         603,000

                                               VALUE
                               SHARES        (NOTE 1)
ELECTRONIC TECHNOLOGY (CONT'D)
Terayon Communication
  Systems, Inc.*                 24,200    $     98,313
Tidel Technologies, Inc.*        85,300         490,475
Trikon Technologies, Inc.*       55,700         557,000
Trimble Navigation Limited*      12,200         292,800
Tut Systems, Inc.*                8,500          70,125
Ultrak, Inc.*                    74,000         337,625
World Access, Inc.*              85,000         204,536
                                           ------------
                                             16,801,470
                                           ------------
ENERGY MINERALS 2.55%
Bellwether Exploration
  Company*                       52,400         445,400
CONSOL Energy, Inc.               4,900         136,894
Carrizo Oil & Gas, Inc.*         34,000         310,250
Chesapeake Energy
  Corporation*                   50,000         506,250
Clayton Williams Energy,
  Inc.*                          20,500         553,500
EEX Corporation*                 65,700         320,287
EOG Resources, Inc.               9,100         497,656
Plains Resources, Inc.*          17,200         363,350
Prima Energy Corporation*        17,100         598,500
Tosco Corporation                 8,600         291,863
                                           ------------
                                              4,023,950
                                           ------------
FINANCE 16.62%
AMLI Residential Properties
  Trust                          12,800         316,000
AMRESCO Capital Trust*           33,200         325,775
Allstate Corporation (The)        3,800         165,538
American Capital
  Strategies, Ltd.               30,500         768,219
American Financial
  Holdings, Inc.                 17,000         350,625
Anthracite Capital, Inc.         73,800         571,950
Arch Capital Group Ltd.*         16,000         240,000
Astoria Financial
  Corporation                     4,800         260,700
Bear Stearns Companies Inc.
  (The)                           4,676         237,015
Bedford Property Investors,
  Inc.                           32,000         648,000
Berkley (W.R.) Corporation       13,100         618,156
Brandywine Realty Trust          31,000         641,312
CCBT Financial Companies,
  Inc.                            3,700          69,606
Captec Net Lease Realty,
  Inc.                            9,900         110,756
Cincinnati Financial
  Corporation                     2,400          94,950
Corporate Office Properties
  Trust                          38,600         383,587
Corus Bankshares, Inc.           16,800         831,338
CorVel Corporation*              25,300         876,012


* NON-INCOME PRODUCING.---------------------------------------------------------

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------



                                               VALUE
                               SHARES        (NOTE 1)
FINANCE (CONT'D)
Dain Rauscher Corporation        11,000    $  1,041,562
EastGroup Properties, Inc.       31,100         695,862
Edwards (A.G.), Inc.              5,300         251,419
Equity Office Properties
  Trust                           3,200         104,400
Everest Re Group Ltd.             7,800         558,675
Federated Investors, Inc.         4,500         131,062
FirstFed Financial
  Corporation*                    9,900         319,894
GBC Bancorp                      17,400         667,725
Glenborough Realty Trust
  Inc.                           29,600         514,300
Golden West Financial
  Corporation                     5,200         351,000
Healthcare Realty Trust,
  Inc.                           19,000         403,750
Highlands Insurance Group,
  Inc.*                          19,800         178,200
IBERIABANK Corporation            9,700         210,975
Innkeepers USA Trust             21,600         238,950
Insignia Financial Group,
  Inc.*                          66,200         786,125
InterContinental Life
  Corporation*                   19,000         180,500
Investors Financial
  Services Corporation            5,900         507,400
Kaiser Ventures Inc.*            14,300         143,000
LNR Property Corporation         12,000         264,000
LandAmerica Financial
  Group, Inc.                     4,700         190,056
LaSalle Hotel Properties         22,000         334,125
MONY Group, Inc. (The)           10,800         533,925
MeriStar Hospitality
  Corporation                    18,000         354,375
Mid-America Apartment
  Communities, Inc               14,600         329,413
Midland Company (The)             1,000          27,750
Morgan (J.P.) & Co. Inc.          1,500         248,250
Morgan Stanley Dean Witter
  & Co.                           1,800         142,650
NYMAGIC, Inc.                     9,400         177,425
New Century Financial
  Corporation*                    6,200          65,100
Noble Affiliates, Inc.           16,900         777,400
Old Republic International
  Corporation                    11,000         352,000
PMI Group, Inc. (The)             4,950         335,053
Pan Pacific Retail
  Properties, Inc.               27,800         620,288
PartnerRe Ltd.                    2,400         146,400
Philips International
  Realty Corporation             21,300          86,531
Prime Group Realty Trust         23,100         332,063
RFS Hotel Investors, Inc.         9,000         117,563
Raymond James Financial,
  Inc.                           13,000         453,375
Redwood Trust, Inc.              12,000         213,000

                                               VALUE
                               SHARES        (NOTE 1)
FINANCE (CONT'D)
Resource Bancshares
  Mortgage Group                 19,700    $    139,131
SAFECO Corporation                4,900         161,088
SL Green Realty Corporation      23,000         644,000
Security Capital Group,
  Inc.*                          44,300         888,769
Silicon Valley Bancshares         9,300         321,431
Smith (Charles E.)
  Residential Realty L.P.        10,100         474,700
Summit Properties, Inc.          31,300         813,800
Torchmark Corporation             8,600         330,563
Triad Guaranty, Inc.*            11,000         364,375
USA Education, Inc.               3,900         265,200
Vesta Insurance Group, Inc.      65,000         333,125
WFS Financial Inc.*              10,200         188,700
Waddell & Reed Financial,
  Inc.                            6,000         225,750
Westcorp                          9,700         145,500
                                           ------------
                                             26,191,212
                                           ------------
HEALTH SERVICES 7.45%
American Medical Security
  Group, Inc.                    32,500         195,000
Beverly Enterprises, Inc.*      122,600       1,003,787
Bindley Western Industries,
  Inc.                           40,533       1,684,654
DaVita, Inc.*                    50,000         856,250
HEALTHSOUTH Corporation*         22,700         370,294
Humana Inc.*                      1,200          18,300
McKesson HBOC, Inc.               1,200          43,068
Mid Atlantic Medical
  Services, Inc.*                41,500         822,219
Owens & Minor, Inc.              89,000       1,579,750
Oxford Health Plans, Inc.*        3,100         122,450
PacifiCare Health Systems,
  Inc.*                          21,400         321,000
RightCHOICE Managed Care,
  Inc.*                           8,300         288,944
Stericycle, Inc.*                21,100         804,437
Sunrise Assisted Living,
  Inc.*                          15,900         397,500
Triad Hospitals, Inc.*           41,300       1,344,831
Trigon Healthcare, Inc.*          6,000         466,875
Unitedhealth Group, Inc.          6,000         368,250
Universal Health Services,
  Inc.*                           5,000         558,750
Wellpoint Health Networks,
  Inc.*                           4,300         495,575
                                           ------------
                                             11,741,934
                                           ------------
HEALTH TECHNOLOGY 2.27%
ARIAD Pharmaceuticals,
  Inc.*                          35,300         167,675
BioSphere Medical, Inc.*         40,400         474,700


---------------------------------------------------------* NON-INCOME PRODUCING.
26

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------



                                               VALUE
                               SHARES        (NOTE 1)
HEALTH TECHNOLOGY (CONT'D)
Genzyme Corporation*             65,024    $    564,894
Hologic, Inc.*                   75,600         401,625
IVAX Corporation*                 5,700         218,310
Inamed Corporation*               7,300         149,194
VIVUS, Inc.*                    117,000         252,287
Varian Medical Systems,
  Inc.                           16,300       1,107,381
Vital Signs, Inc.                 7,600         244,150
                                           ------------
                                              3,580,216
                                           ------------
INDUSTRIAL SERVICES 3.73%
Butler Manufacturing
  Company                        27,600         698,625
EMCOR Group, Inc.*               51,700       1,318,350
Input/Output, Inc.*              80,500         820,094
Lufkin Industries, Inc.          29,400         527,362
Offshore Logistics, Inc.*        39,700         855,412
Pride International, Inc.*        3,300          81,262
Trico Marine Services,
  Inc.*                          43,000         663,813
Western Gas Resources, Inc.      27,100         912,931
                                           ------------
                                              5,877,849
                                           ------------
MISCELLANEOUS 1.64%
BP Prudhoe Royalty Trust         89,900       1,112,512
Cross Timbers Royalty Trust      11,500         184,719
San Juan Basin Royalty
  Trust                          75,000         946,875
Santa Fe Energy Trust            15,800         342,663
                                           ------------
                                              2,586,769
                                           ------------
NON-ENERGY MINERALS 1.95%
Associated Materials
  Incorporated                   45,700         725,487
Birmingham Steel
  Corporation*                   63,000          63,000
Century Aluminum Company         30,000         341,250
Credit Acceptance
  Corporation*                   20,800         124,800
NS Group, Inc.*                  31,900         301,455
Pope & Talbot, Inc.              34,000         571,625
Schnitzer Steel Industries,
  Inc.                           11,400         148,200
Titanium Metals
  Corporation*                   61,600         415,800
WHX Corporation*                164,100         123,075
Weirton Steel Corporation*      212,400         252,756
                                           ------------
                                              3,067,448
                                           ------------
PROCESS INDUSTRIES 2.44%
Agribrands International,
  Inc.*                          11,300         604,550
Ampal-American Israel
  Corporation*                   30,800         186,725
Andersons, Inc. (The)            77,400         667,575
Atlantis Plastics, Inc.*         50,000         171,875

                                               VALUE
                               SHARES        (NOTE 1)
PROCESS INDUSTRIES (CONT'D)
Delta Woodside Industries,
  Inc.*                         173,100    $    205,556
FMC Corporation*                  5,000         358,438
Grief Bros. Corporation
  Class A                         8,600         245,100
Loews Corporation                 2,400         248,550
Mercer International Inc.*       53,600         425,450
PW Eagle, Inc.*                  31,800         250,425
Sherwin-Williams Company
  (The)                           8,500         223,656
Wellman, Inc.                    18,300         258,487
                                           ------------
                                              3,846,387
                                           ------------
PRODUCER MANUFACTURING 4.76%
AZZ Inc.                         17,400         306,675
Aaon, Inc.*                      41,200         728,725
Actuant Corporation              64,200         192,600
Alamo Group Inc.                 24,200         316,112
Axsys Technologies, Inc.*        12,900         351,525
Chase Industries, Inc.*          31,400         327,738
Commercial Metals Company         9,800         218,050
DT Industries Inc.*              91,500         325,969
Oshkosh Truck Corporation
  Class B                        30,250       1,331,000
Penn Engineering &
  Manufacturing Corporation       3,500         123,375
Polycom, Inc.*                    2,000          64,375
RTI International Metals,
  Inc.*                          65,100         931,744
Rofin-Sinar Technologies,
  Inc.*                          53,500         414,625
Shaw Group Inc. (The)*           35,200       1,760,000
Steel Technologies Inc.          20,000         110,000
                                           ------------
                                              7,502,513
                                           ------------
RETAIL TRADE 5.53%
AutoZone, Inc.*                   5,000         142,500
Blair Corporation                17,200         320,350
Brookstone, Inc.*                12,100         148,225
CDW Computer Centers, Inc.*       3,700         103,137
Central Garden & Pet
  Company*                       49,000         336,875
Christopher & Banks
  Corporation*                   11,200         315,700
Circuit City Stores, Inc.*       19,000          74,812
DAMARK International, Inc.*      31,500         187,031
Deb Shops, Inc.                  13,400         180,900
Dress Barn Inc. (The)*            3,500         101,500
Elcom International, Inc.*       53,400          73,425
Finish Line, Inc. (The)*         49,800         294,134
Fleming Companies, Inc.          94,900       1,121,006


* NON-INCOME PRODUCING.---------------------------------------------------------

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------



                                               VALUE
                               SHARES        (NOTE 1)
RETAIL TRADE (CONT'D)
Footstar, Inc.*                   8,600    $    425,700
Fred's, Inc.                     31,950         672,947
Gart Sports Company*             12,900         129,000
Guitar Center, Inc.*             52,800         600,600
Hot Topic, Inc.*                 37,200         611,475
Ideamall, Inc.*                  49,400          55,575
Office Depot, Inc.*              20,800         148,200
PC Connection, Inc.*             15,900         164,963
Stein Mart, Inc.*                42,900         498,713
TJX Companies, Inc. (The)        10,600         294,150
Toys "R" Us, Inc.*               12,800         213,600
Ultimate Electronics, Inc.*      24,300         533,081
Walgreen Company                  7,400         309,413
Wilsons (The) Leather
  Experts Inc.*                  47,550         665,700
                                           ------------
                                              8,722,712
                                           ------------
TECHNOLOGY SERVICES 4.79%
Adobe Systems, Inc.               1,200          69,825
Autodesk, Inc.                   18,800         506,425
Bell Microproducts, Inc.*        54,300         862,013
Brightpoint, Inc.*               64,600         226,100
CNET Networks, Inc.*             29,200         466,744
CompuCom Systems, Inc.*         136,400         174,769
En Pointe Technologies,
  Inc.*                          50,000         156,250
Good Guys, Inc. (The)*           38,300         114,900
Group 1 Software, Inc.*          19,000         213,750
MSC.Software Corporation*        75,000         588,750
National Instruments
  Corporation*                   15,600         757,575
Networks Associates, Inc.*       20,200          84,588
Nu Horizons Electronics
  Corporation*                   80,100         715,894
Oracle Corporation*               9,000         261,563
Pioneer - Standard
  Electronics, Inc.              21,500         236,500
Pomeroy Computer Resources,
  Inc.*                          47,800         728,950
ScanSource Inc.*                 27,800       1,084,200

                                               VALUE
                               SHARES        (NOTE 1)
TECHNOLOGY SERVICES (CONT'D)
Tech Data Corporation*            7,000    $    189,328
VerticalNet, Inc.*               16,700         111,160
                                           ------------
                                              7,549,284
                                           ------------
TRANSPORTATION 4.71%
A.C.L.N. Limited*                53,318       1,246,308
AMR Corporation*                  2,300          90,131
Arkansas Best Corporation*       71,800       1,314,837
Continental Airlines, Inc.*      10,200         526,575
Delta Air Lines, Inc.             1,700          85,319
Fritz Companies, Inc.*           35,700         216,431
Frontier Airlines, Inc.*         48,200       1,491,188
Genesee & Wyoming, Inc.*          4,200         114,975
Kansas City Southern
  Industries, Inc.               30,200         305,775
Oglebay Norton Company           24,300         472,331
Overseas Shipholding Group,
  Inc.                           55,400       1,270,738
RailAmerica, Inc.*               36,966         289,954
                                           ------------
                                              7,424,562
                                           ------------
UTILITIES 3.99%
Bangor Hydro-Electric
  Company                        62,200       1,597,762
DPL, Inc.                        11,000         365,063
El Paso Electric Company*         8,100         106,920
Entergy Corporation               6,800         287,725
Exelon Corporation                4,400         308,924
PPL Corporation                   6,600         298,238
Patina Oil & Gas
  Corporation                    76,300       1,831,200
UniSource Energy
  Corporation                    79,600       1,497,475
                                           ------------
                                              6,293,307
                                           ------------
Total Common Stocks
  (Cost $159,828,813)                      $159,334,623
                                           ------------

--------------------------------------------------------------------------------


---------------------------------------------------------* NON-INCOME PRODUCING.
28

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                                             (NOTE 1)
Total Investments (101.08%)
  (Cost $159,828,813+)                     $159,334,623
Other Assets (1.76%)
Receivable for securities
  sold                                        2,154,566
Dividends and interest
  receivable                                    480,823
Fund shares sold                                136,349
                                           ------------
Total assets                                162,106,361
                                           ------------
Liabilities (2.84%)
Fund shares redeemed                          1,884,117
Due to custodian                              1,811,328
Payable for securities
  purchased                                     540,544
Accrued expenses                                240,690
                                           ------------
Total liabilities                             4,476,679
                                           ------------
Net Assets (100.00%)
  14,806,338 shares
  outstanding (Note 3)                     $157,629,682
                                           ============
Net Asset Value, offering and
  redemption price per share                     $10.65
                                           ============

+ Aggregate cost for federal income tax purposes is $160,452,692. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $29,860,015 and $30,978,084, respectively.

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------

         STATEMENTS OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2000  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                              ECLIPSE         ECLIPSE      ECLIPSE       ECLIPSE
                                                          ULTRA SHORT TERM    BALANCED     MID CAP      SMALL CAP
                                                            INCOME FUND         FUND      VALUE FUND    VALUE FUND
                                                          ----------------   ----------   ----------   ------------
INVESTMENT INCOME (LOSS)
Income:
  Interest                                                    $437,656       $1,894,505   $ 138,733    $    281,844
  Dividends                                                         --          512,026     771,215       2,115,229
                                                              --------       ----------   ----------   ------------
    Total Income                                               437,656        2,406,531     909,948       2,397,073
                                                              --------       ----------   ----------   ------------
Expenses (Note 2):
  Management Fee                                                26,920          485,949     589,317       2,024,083
  Custodian and related shareholder expenses                    10,671           70,900      62,890         332,304
  Legal, compliance and filing fees                             17,885           25,267      25,397          49,494
  Audit and accounting                                           8,800           18,460      13,050          26,500
  Trustees' fees                                                   242            2,383       2,429           7,695
  Other                                                         11,487           12,910       3,263           9,528
                                                              --------       ----------   ----------   ------------
    Total expenses before reimbursement                         76,005          615,869     696,346       2,449,604
  Fees paid indirectly                                            (728)          (4,056)    (15,627)        (37,777)
  Expense reimbursement from Advisor                           (61,540)              --          --              --
                                                              --------       ----------   ----------   ------------
    Net expenses                                                13,737          611,813     680,719       2,411,827
                                                              --------       ----------   ----------   ------------
Net investment income (loss)                                   423,919        1,794,718     229,229         (14,754)
                                                              --------       ----------   ----------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                               (98,957)        (488,407)   (257,261)     (9,198,389)
Change in unrealized appreciation (depreciation) of
  investments                                                  106,515        3,950,122   2,351,869     (12,556,601)
                                                              --------       ----------   ----------   ------------
  Net gain (loss) on investments                                 7,558        3,461,715   2,094,608     (21,754,990)
                                                              --------       ----------   ----------   ------------
Increase (decrease) in net assets from operations             $431,477       $5,256,433   $2,323,837   $(21,769,744)
                                                              ========       ==========   ==========   ============

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
30

ECLIPSE FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    ECLIPSE
                                                            ULTRA SHORT TERM INCOME               ECLIPSE
                                                                     FUND                      BALANCED FUND
                                                          ---------------------------   ---------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           2000           1999
                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                    $  423,919    $   493,273    $  1,794,718   $  2,339,547
  Net realized gain (loss) on investments                     (98,957)       (63,145)       (488,407)     4,734,333
  Change in unrealized appreciation (depreciation) of
    investments                                               106,515       (102,180)      3,950,122     (7,598,879)
                                                           ----------    -----------    ------------   ------------
  Increase (decrease) in net assets from operations           431,477        327,948       5,256,433       (524,999)
                                                           ----------    -----------    ------------   ------------
Distributions to shareholders:
  From net investment income                                 (424,051)      (493,141)     (1,798,781)    (2,339,547)
  From net realized gains on investments                      --             --              --          (4,347,341)
                                                           ----------    -----------    ------------   ------------
    Total distributions to shareholders                      (424,051)      (493,141)     (1,798,781)    (6,686,888)
                                                           ----------    -----------    ------------   ------------
Transactions in shares of beneficial interest (Note 3)       (836,975)      (862,323)    (15,317,513)   (44,484,678)
                                                           ----------    -----------    ------------   ------------
    Total decrease                                           (829,549)    (1,027,516)    (11,859,861)   (51,696,565)
Net Assets:
  Beginning of year                                         7,693,059      8,720,575      77,168,716    128,865,281
                                                           ----------    -----------    ------------   ------------
  End of year                                              $6,863,510    $ 7,693,059    $ 65,308,855   $ 77,168,716
                                                           ==========    ===========    ============   ============
Undistributed net investment income                        $       --    $       132    $         --   $         --
                                                           ==========    ===========    ============   ============

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------

                              STATEMENTS OF CHANGES IN NET ASSETS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                                 ECLIPSE                       ECLIPSE
                                                           MID CAP VALUE FUND           SMALL CAP VALUE FUND
                                                       ---------------------------   ---------------------------
                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2000           1999           2000           1999
                                                       ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                         $   229,229    $   516,729    $   (14,754)   $    107,024
  Net realized gain (loss) on investments                 (257,261)     7,274,847     (9,198,389)     10,533,110
  Change in unrealized appreciation (depreciation) of
    investments                                          2,351,869     (8,247,636)   (12,556,601)     (3,506,401)
                                                       ------------   ------------   ------------   ------------
  Increase (decrease) in net assets from operations      2,323,837       (456,060)   (21,769,744)      7,133,733
                                                       ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Net investment income                                   (231,607)      (514,504)            --        (107,102)
  Net realized gains on investments                        (34,257)    (7,241,043)            --     (10,533,110)
  In excess of net realized gain on investments                 --             --             --         (14,659)
                                                       ------------   ------------   ------------   ------------
    Total distributions to shareholders                   (265,864)    (7,755,547)            --     (10,654,871)
                                                       ------------   ------------   ------------   ------------
Transactions in shares of beneficial interest (Note
  3)                                                   (17,720,859)   (33,250,256)   (71,829,568)     53,258,055
                                                       ------------   ------------   ------------   ------------
    Total increase (decrease)                          (15,662,886)   (41,461,863)   (93,599,312)     49,736,917
Net Assets:
  Beginning of year                                     83,063,521    124,525,384    251,228,994     201,492,077
                                                       ------------   ------------   ------------   ------------
  End of year                                          $67,400,635    $83,063,521    $157,629,682   $251,228,994
                                                       ============   ============   ============   ============
Undistributed net investment income                    $        --    $     2,225    $        --    $         --
                                                       ============   ============   ============   ============

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
32

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------


1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Funds (the "Funds"), a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. There are currently four investment portfolios, Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund. The investment objective of Eclipse Ultra Short Term Income Fund is to seek a high level of current income, capital preservation, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Mid Cap Value Fund seeks a high total return by investing in mid capitalization common stocks that the Manager (defined below) determines are value stocks. The investment objective of the Small Cap Value Fund is to seek a high total return by investing primarily in small capitalization common stocks that the Manager determines are value stocks. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

  a) Valuation of Securities

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

     It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  c)  Dividends and Distributions to Shareholders

     Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Mid Cap Value Fund and the Small Cap Value Fund. Capital gains, if any, are paid annually. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  d) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  e) General

     Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Funds' policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


require a Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, all Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. Ultra Short Term Income Fund and Balanced Fund estimate that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of their investments (but not their market value) by approximately $25,494 and $145,856, respectively. Additionally, Ultra Short Term Income Fund and Balanced Fund estimate that, had this principle been in effect during the fiscal year ended December 31, 2000, net investment income would have decreased less than $0.01 per share for each Fund.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Towneley Capital Management, Inc. ("Towneley") served as the Funds' investment advisor from inception until December 12, 2000. Under the Management Contract, the Funds paid Towneley a management fee equal to an annual rate of the average daily net assets of .40%, .75%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. For this period beginning on January 1, 2000 and ending on December 12, 2000, Towneley had contractually waived .20% of its management fee for the Ultra Short Term Income Fund, voluntarily waived the rest of its Management Fee for this Fund and partially reimbursed the Fund for its other expenses. For the same period, total management fees waived were $25,543 and reimbursed expenses were $32,664.

On December 12, 2000 New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life Insurance Company, acquired certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducted relating to providing investment advisory services to the Eclipse Funds. Towneley investment personnel became employees of New York Life Investment Management LLC ("NYLIM LLC"), an affiliate of NYLIM Holdings. Shareholders of each of the Funds have approved a new Investment Advisory Agreement ("New Advisory Agreement") between the Trust and NYLIM LLC. The New Advisory Agreement provides for the same advisory fees as the old agreement. Pursuant to the terms of the New Advisory Agreement, NYLIM LLC has voluntarily undertaken that through December 31, 2002 there will be no increase in the ordinary operating expense ratios of the Funds from that of the twelve months' ended December 31, 2000. For the period commencing on December 13, 2000 and ending on December 31, 2000 NYLIM had contractually waived .20% of its management fee for the Ultra Short Term Income Fund, voluntarily waived the rest of its management fee for this Fund and partially reimbursed the Fund for its other expenses. For this same period, total management fees waived were $1,377 and reimbursed expenses were $1,956.

Also, on December 12, 2000, NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, became the Funds' transfer, dividend disbursing and shareholder servicing agent.

Fees were paid during the fiscal year to Trustees who are unaffiliated with Towneley or NYLIM LLC on the basis of $2,000 per annum plus $750 per meeting attended.

Towneley and NYLIM LLC have directed certain portfolio trades to brokers who paid a portion of the expenses for the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund. For the year, the Funds' expenses were reduced by $1,206, $13,248 and $30,427, respectively, under this arrangement. Pursuant to an arrangement between the Funds and the Funds' custodian during the period January 1, 2000 through December 17, 2000, interest earned on uninvested cash balances was used to offset a portion of the Funds' custodian expenses. During this period the Funds' custodian fees were reduced under these arrangements by $728, $2,850, $2,379, and $7,350 for the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 2000, the Funds had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $7,118,709, $61,086,633, $62,579,044 and $165,998,018 for the Ultra Short Term Income Fund,
the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Transactions were as follows:


--------------------------------------------------------------------------------
34

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------


                                                                   ECLIPSE ULTRA SHORT TERM INCOME FUND
                                                              -----------------------------------------------
                                                                    YEAR ENDED               YEAR ENDED
                                                                DECEMBER 31, 2000        DECEMBER 31, 1999
                                                              ----------------------   ----------------------
                                                               SHARES      AMOUNT       SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold                                                           121,009   $ 1,197,898    262,088   $ 2,631,145
Issued on reinvestment of dividends                             39,258       385,041     45,925       454,901
Redeemed                                                      (245,208)   (2,419,914)  (393,157)   (3,948,369)
                                                              --------   -----------   --------   -----------
Net decrease                                                   (84,941)  $  (836,975)   (85,144)  $  (862,323)
                                                              ========   ===========   ========   ===========
-------------------------------------------------------------------------------------------------------------

                                                                              ECLIPSE BALANCED FUND
                                                              -----------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold                                                             269,793   $  5,254,489      338,099   $  7,170,659
Issued on reinvestment of dividends                               92,023      1,785,550      335,936      6,617,744
Redeemed                                                      (1,177,702)   (22,357,552)  (2,752,988)   (58,273,081)
                                                              ----------   ------------   ----------   ------------
Net decrease                                                    (815,886)  $(15,317,513)  (2,078,953)  $(44,484,678)
                                                              ==========   ============   ==========   ============
-------------------------------------------------------------------------------------------------------------------

                                                                           ECLIPSE MID CAP VALUE FUND
                                                              -----------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold                                                             558,505   $  8,863,963      550,008   $  9,634,173
Issued on reinvestment of dividends                               15,135        254,262      488,313      7,705,583
Redeemed                                                      (1,765,181)   (26,839,084)  (2,887,891)   (50,590,012)
                                                              ----------   ------------   ----------   ------------
Net decrease                                                  (1,191,541)  $(17,720,859)  (1,849,570)  $(33,250,256)
                                                              ==========   ============   ==========   ============
-------------------------------------------------------------------------------------------------------------------

                                                                        ECLIPSE SMALL CAP VALUE FUND
                                                          --------------------------------------------------------
                                                                  YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2000            DECEMBER 31, 1999
                                                          ---------------------------   --------------------------
                                                            SHARES         AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold                                                       11,927,008   $ 133,362,265   12,424,388   $ 145,782,068
Issued on reinvestment of dividends                           --             --            904,873      10,433,112
Redeemed                                                  (18,475,485)   (205,191,833)  (8,869,351)   (102,957,125)
                                                          -----------   -------------   ----------   -------------
Net increase (decrease)                                    (6,548,477)  $ (71,829,568)   4,459,910   $  53,258,055
                                                          ===========   =============   ==========   =============
------------------------------------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $2,645,650 and $3,726,057 for the Ultra Short Term Income Fund, $45,406,652 and $61,400,432 for the Balanced Fund, $70,646,177 and $94,031,059 for the Mid Cap Value Fund and $202,243,063 and $260,414,268 for the


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Small Cap Value Fund. Included in the proceeds of sales for the Eclipse Small Cap Value Fund is $36,444,534 representing the value of securities disposed of in payment of a redemption in-kind resulting in realized losses of $1,279,117. As a result of the redemption in-kind, net realized losses differ for financial statement and tax purposes. These realized losses have been reclassified from accumulated realized losses to paid-in capital in the accompanying financial statements. Accumulated realized losses at December 31, 2000, amounted to $249,269, $487,098, $250,715 and $7,250,267 for the Ultra Short Term Income
Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Such losses include tax basis capital losses of approximately the same amounts which may be carried forward to offset future capital gains and expire December 31, 2004 to 2008.


--------------------------------------------------------------------------------
36

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------


5.  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
ECLIPSE ULTRA SHORT TERM INCOME FUND
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share outstanding
  throughout the year
Net asset value, beginning of year                            $ 9.81      $10.03      $10.00      $10.03      $10.20
                                                              ------      ------      ------      ------      ------
Income from investment operations:
Net investment income                                           0.63        0.63        0.59        0.64        0.71
Net realized and unrealized gains (losses) on investments       --         (0.22)       0.03       (0.03)      (0.16)
                                                              ------      ------      ------      ------      ------
    Total from investment operations                            0.63        0.41        0.62        0.61        0.55
                                                              ------      ------      ------      ------      ------
Less distributions:
Dividends from net investment income                           (0.63)      (0.63)      (0.59)      (0.64)      (0.72)
                                                              ------      ------      ------      ------      ------
    Total distributions                                        (0.63)      (0.63)      (0.59)      (0.64)      (0.72)
                                                              ------      ------      ------      ------      ------
Net asset value, end of year                                  $ 9.81      $ 9.81      $10.03      $10.00      $10.03
                                                              ======      ======      ======      ======      ======
Total return                                                    6.59%       4.12%       6.27%       6.21%       5.48%
Ratios/Supplemental data
Net assets, end of year (000)                                 $6,864      $7,693      $8,721      $5,393      $4,461
Ratios to average net assets:
  Expenses +#                                                   0.21%       0.12%       0.05%       0.00%       0.00%
  Net investment income +                                       6.30%       6.11%       6.20%       6.61%       6.76%
Portfolio turnover rate                                        44.53%      43.57%      36.02%      45.10%      46.82%

---------------

  + Net of management fee waived equivalent to 0.4%, 0.4%, 0.4%, 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.52%, 0.53%, 0.80%, 0.82% and 0.80% of average net assets, respectively.
  # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
ECLIPSE BALANCED FUND
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                           2000         1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share outstanding
  throughout the year
Net asset value, beginning of year                        $ 19.53      $ 21.37      $  22.15      $ 21.00      $ 20.59
                                                          -------      -------      --------      -------      -------
Income from investment operations:
Net investment income                                        0.55         0.58          0.61         0.66         0.78
Net realized and unrealized gains (losses) on
  investments                                                1.29        (0.68)         1.14         4.14         1.85
                                                          -------      -------      --------      -------      -------
    Total from investment operations                         1.84        (0.10)         1.75         4.80         2.63
                                                          -------      -------      --------      -------      -------
Less distributions:
Dividends from net investment income                        (0.55)       (0.58)        (0.61)       (0.66)       (0.78)
Distributions from net realized gains                       --           (1.16)        (1.84)       (2.99)       (1.44)
Distributions in excess of net realized gains               --           --            (0.08)       --           --
                                                          -------      -------      --------      -------      -------
    Total distributions                                     (0.55)       (1.74)        (2.53)       (3.65)       (2.22)
                                                          -------      -------      --------      -------      -------
Net asset value, end of year                              $ 20.82      $ 19.53      $  21.37      $ 22.15      $ 21.00
                                                          =======      =======      ========      =======      =======
Total return                                                 9.64%       (0.36)%        8.03%       23.40%       12.91%
Ratios/Supplemental data
Net assets, end of year (000)                             $65,309      $77,169      $128,865      $84,246      $83,825
Ratios to average net assets:
  Expenses                                                   0.95%#       0.94%         0.87%+       0.84%+#      0.80%+
  Net investment income                                      2.77%        2.61%         2.76%+       2.85%+       3.56%+
Portfolio turnover rate                                     72.81%       33.17%        69.85%       46.66%       71.51%

---------------

  + Net of management fee waived equivalent to 0.1%, 0.2% and 0.2% of average net assets.
  # Includes custody fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, respectively.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
38

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
ECLIPSE MID CAP VALUE FUND
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                           2000         1999          1998          1997         1996
----------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share outstanding
  throughout the year
Net asset value, beginning of year                        $ 16.06      $ 17.73      $  17.76      $  13.49      $12.31
                                                          -------      -------      --------      --------      ------
Income from investment operations:
Net investment income                                        0.06         0.11          0.06          0.03        0.22
Net realized and unrealized gains (losses) on
  investments                                                0.88        (0.13)         1.76          4.34        2.54
                                                          -------      -------      --------      --------      ------
    Total from investment operations                         0.94        (0.02)         1.82          4.37        2.76
                                                          -------      -------      --------      --------      ------
Less distributions:
Dividends from net investment income                        (0.06)       (0.11)        (0.06)        (0.03)      (0.23)
Distributions from net realized gains                       (0.01)       (1.54)        (1.79)        (0.07)      (1.35)
                                                          -------      -------      --------      --------      ------
    Total distributions                                     (0.07)       (1.65)        (1.85)        (0.10)      (1.58)
                                                          -------      -------      --------      --------      ------
Net asset value, end of year                              $ 16.93      $ 16.06      $  17.73      $  17.76      $13.49
                                                          =======      =======      ========      ========      ======
Total return                                                 5.83%        0.04%        10.35%        32.46%      22.40%
Ratios/Supplemental data
Net assets, end of year (000)                             $67,401      $83,064      $124,525      $109,452      $9,737
Ratios to average net assets:
  Expenses                                                   1.06%#       1.05%         0.98%+        0.94%+      0.90%+
  Net investment income                                      0.35%        0.51%         0.33%+        0.36%+      1.66%+
Portfolio turnover rate                                    113.74%       50.65%        80.72%        51.66%     102.24%

---------------

  + Net of management fee waived equivalent to 0.1%, 0.2% and 0.7% of average net assets plus expenses reimbursed equivalent to 0.00%, 0.00% and 0.00% of average net assets, respectively.
  # Includes custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
ECLIPSE SMALL CAP VALUE FUND
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                        2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
  outstanding throughout the year
Net asset value, beginning of year                    $  11.76      $  11.93      $  14.19      $  13.47      $  13.56
                                                      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income (loss)                             (0.00)*        0.01         (0.00)*       (0.02)         0.14
Net realized and unrealized gains (losses) on
  investments                                            (1.11)         0.35          0.42          4.40          3.89
                                                      --------      --------      --------      --------      --------
    Total from investment operations                     (1.11)         0.36          0.42          4.38          4.03
                                                      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income                     --            (0.01)        --            --            (0.14)
Distributions from net realized gains                    --            (0.52)        (2.68)        (3.66)        (3.98)
                                                      --------      --------      --------      --------      --------
    Total distributions                                  --            (0.53)        (2.68)        (3.66)        (4.12)
                                                      --------      --------      --------      --------      --------
Net asset value, end of year                          $  10.65      $  11.76      $  11.93      $  14.19      $  13.47
                                                      ========      ========      ========      ========      ========
Total return                                             (9.44)%        3.05%         3.40%        33.30%        29.87%
Ratios/Supplemental data
Net assets, end of year (000)                         $157,630      $251,229      $201,492      $189,965      $170,747
Ratios to average net assets:
  Expenses #                                              1.21%         1.18%         1.14%         1.14%         1.15%
  Net investment income (loss)                           (0.00)%+       0.05%        (0.00)%+      (0.12)%        0.81%
Portfolio turnover rate                                 104.62%        56.09%        73.39%        55.47%        82.05%

---------------

  *  Less than one cent per share.
  +  Less than 0.01% of average net assets.
  # Includes custody fees and other expenses paid indirectly which amounted to 0.02% as of December 31, 2000 and less than 0.01% of average net assets for the other years indicated.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
40

  REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Eclipse Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, and Eclipse Small Cap Value Fund, series of Eclipse Funds, (hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
January 26, 2001


--------------------------------------------------------------------------------

Officers and Trustees*

STEPHEN C. ROUSSIN        Chairman and President
PATRICK G. BOYLE          Executive Vice President
MARC J. BROOKMAN          Executive Vice President
JEFFERSON C. BOYCE        Senior Vice President
RICHARD W. ZUCCARO        Tax Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary

* As of December 31, 2000.

[ECLIPSE LOGO]

Eclipse is a division of New York Life Investment Management LLC, the investment advisor to the Eclipse Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, NJ 07054
Distributor of the Eclipse Funds

www.eclipsefunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSEC10-02/01

[RECYCLE LOGO]

                                                                   Eclipse Funds

    Eclipse Ultra Short Term Income Fund
    Eclipse Balanced Fund
    Eclipse Mid Cap Value Fund
    Eclipse Small Cap Value Fund

    ANNUAL REPORT
    DECEMBER 31, 2000

    [ECLIPSE LOGO]